EXHIBIT 4.3






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                            BANK ONE ISSUANCE TRUST

                                   as Issuer

                                      and

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

         as Indenture Trustee and Collateral Agent for Asset Pool One



                        ONESERIES INDENTURE SUPPLEMENT

                            dated as of May 1, 2002

                                      to

                                   INDENTURE

                            dated as of May 1, 2002



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                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     ARTICLE I

                              Definitions and Other Provisions of General Application

Section 1.01      Definitions.....................................................................................1
Section 1.02      Governing Law..................................................................................31
Section 1.03      Counterparts...................................................................................31
Section 1.04      Ratification of Indenture......................................................................31

                                                    ARTICLE II

                                                The ONEseries Notes

Section 2.01      Creation and Designation.......................................................................32
Section 2.02      New Issuances of ONEseries Notes...............................................................32
Section 2.03      Required Subordinated Amount Conditions to Issuance of a Tranche of a
                  Senior Class of ONEseries Notes................................................................33

                                                    ARTICLE III

                                        Allocations, Deposits and Payments

Section 3.01      Allocations of Asset Pool One Finance Charge Collections and the Asset
                  Pool One Default Amount to the ONEseries Notes.................................................36
Section 3.02      Allocations of ONEseries Available Finance Charge Collections..................................36
Section 3.03      Targeted Deposits to the Interest Funding Account..............................................37
Section 3.04      Allocations of ONEseries Available Finance Charge Collections to the
                  Interest Funding Account and to the Interest Funding Sub-Accounts..............................39
Section 3.05      Amounts to be Treated as ONEseries Available Finance Charge
                  Collections; Payments Received from Derivative Counterparties for
                  Interest in a Foreign Currency; Other Deposits to the Interest Funding Sub-
                  Accounts.......................................................................................40
Section 3.06      Allocations of Reductions from Investor Charge-Offs to the Nominal
                  Liquidation Amount of Subordinated Classes.....................................................41
Section 3.07      Allocations of Reimbursements of Nominal Liquidation Amount Deficits...........................43
Section 3.08      Allocations of Asset Pool One Principal Collections to the ONEseries
                  Notes..........................................................................................44
Section 3.09      Application of ONEseries Available Principal Collections.......................................44
Section 3.10      Allocation of ONEseries Servicing Fee Shortfalls...............................................47
Section 3.11      Computation of Reductions to the Nominal Liquidation Amount of
                  Subordinated Classes from Reallocations of ONEseries Available
                  Principal Collections..........................................................................47
Section 3.12      Targeted Deposits of ONEseries Available Principal Collections to the
                  Principal Funding Account and the Principal Funding Sub-Account................................50
Section 3.13      Allocations among Principal Funding Sub-Accounts...............................................52
Section 3.14      Amounts to be Treated as ONEseries Available Principal Collections;
                  Payments Received from Derivative Counterparties for Principal; Other
                  Deposits to Principal Funding Sub-Accounts.....................................................54
Section 3.15      Withdrawals from Interest Funding Account......................................................55
Section 3.16      Withdrawals from Principal Funding Account.....................................................57
Section 3.17      Limit on Deposits to the Principal Funding Sub-Account of Subordinated
                  Class of ONEseries Notes; Limit on Repayments of all Tranches..................................59
Section 3.18      Calculation of Nominal Liquidation Amount......................................................60
Section 3.19      Reinvestment in the Collateral of Asset Pool One...............................................62
Section 3.20      Netting of Deposits and Payments...............................................................62
Section 3.21      Pro Rata Payments within a Tranche.............................................................62
Section 3.22      Sale of Collateral for Notes that are Accelerated or Reach Legal Maturity......................62
Section 3.23      Calculation of Prefunding Target Amount........................................................65
Section 3.24      Targeted Deposits to the Class C Reserve Account...............................................67
Section 3.25      Withdrawals from the Class C Reserve Account...................................................68
Section 3.26      Computation of Interest........................................................................69
Section 3.27      Shared Excess Available Finance Charge Collections.............................................69
Section 3.28      Shared Excess Available Principal Collections..................................................70
Section 3.29      Payment of Principal Collections Received with Respect to Remaining
                  Series Available Principal Collections Shortfall from Asset Pool One
                  Collateral Certificates........................................................................71
Section 3.30      Allocations of Segregated ONEseries Finance Charge Collections.................................72
Section 3.31      Final Payment..................................................................................72

                                                    ARTICLE IV

                                            Early Amortization of Notes

Section 4.01      Early Amortization Events......................................................................73

                                                     ARTICLE V

                                           Bank Accounts and Investments

Section 5.01      Bank Accounts..................................................................................75

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                                                     EXHIBITS

EXHIBIT A-1       FORM OF CLASS A NOTE

EXHIBIT A-2       FORM OF CLASS B NOTE

EXHIBIT A-3       FORM OF CLASS C NOTE

EXHIBIT B         FORM OF ONESERIES SCHEDULE TO PAYMENT INSTRUCTIONS

EXHIBIT C         FORM OF ONESERIES SCHEDULE TO MONTHLY NOTEHOLDERS' STATEMENT

                  This ONESERIES INDENTURE SUPPLEMENT (this "Indenture Supplement"), by and between BANK ONE ISSUANCE TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at 1100 North Market Street, Wilmington, Delaware 19890-1600, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Indenture Trustee (the "Indenture Trustee") and as Collateral Agent for Asset Pool One (the "Collateral Agent"), is made and entered into as of May 1, 2002.

                  Pursuant to this Indenture Supplement, the Issuer shall create a new Series of Notes (each as defined below), the ONEseries, and shall specify the principal terms thereof. The ONEseries Notes shall be secured by the Collateral in Asset Pool One.


                                   ARTICLE I

            Definitions and Other Provisions of General Application

                  Section 1.01 Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and, along with any other term defined in any Section of this Indenture Supplement, include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Indenture, the Asset Pool One Supplement or the Transfer and Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting princi ples and, except as otherwise herein expressly provided, the term "gener ally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

                  (4) all references in this Indenture Supplement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally exe cuted. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

                  (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

                  (6) each capitalized term defined herein shall relate only to the ONEseries Notes and no other Series of Notes issued by the Issuer; and

                  (7) "including" and words of similar import will be deemed to be followed by "without limitation."

                  "Accumulation Commencement Date" means, for any Tranche of ONEseries Notes, the first calendar day of the month that is twelve (12) whole calendar months prior to the Scheduled Principal Payment Date for such Tranche of ONEseries Notes; provided, however, that, if the Accumulation Period Length for such Tranche of ONEseries Notes is less than twelve (12) whole calendar months, the Accumulation Commencement Date will be the first calendar day of the month that is the number of whole calendar months prior to such Scheduled Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to and including the Monthly Period prior to such Scheduled Principal Payment Date will at least equal the Accumulation Period Length.

                  "Accumulation Period Length" is defined in subsection 3.12(b)(ii).

                  "Adverse Effect" has the meaning specified in the Indenture.

                  "Adjusted Outstanding Dollar Principal Amount" has the meaning specified in the Indenture.

                  "Administrator" has the meaning specified in the Transfer and Servicing Agree ment.

                  "Aggregate Remaining Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Remaining Series Available Principal Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Series of Asset Pool One Notes for such Monthly Period.

                   "Aggregate Series Available Finance Charge Collections Shortfall" means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Series Available Finance Charge Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Shared Excess Available Finance Charge Collections Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period.

                  "Aggregate Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Series Available Principal Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Series of Asset Pool One Notes for such Monthly Period.

                  "Amortization Period" means, with respect to any Tranche of ONEseries Notes, each Monthly Period with respect to which a deposit is required to be made into the Principal Funding Sub-Account of such Tranche of ONEseries Notes pursuant to subsection 3.09(e) and Section 3.12.

                  "Asset Pool One" means the Asset Pool (as defined in the Indenture) securing the ONEseries Notes and any other Series of Notes if so specified in the applicable Indenture Supplement for such Series of Notes.

                  "Asset Pool One Accounts" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Average Principal Balance" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Collateral Certificate" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Collateral Certificate Principal Shortfall Payments" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Default Amount" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Finance Charge Collections" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Minimum Pool Balance" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Notes" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Pool Balance" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Principal Collections" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Receivables" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Reinvestment Amount" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Restriction Event" means, (a) with respect to any Asset Pool One Collateral Certificate, the applicable transferor for the related Master Trust becomes unable for any reason to transfer receivables to that Master Trust or (b) with respect to any Asset Pool One Account, a Transfer Restriction Event occurs with respect to any Asset Pool One Receivables arising in such Asset Pool One Account.

                  "Asset Pool One Servicing Fee" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Supplement" means the Asset Pool One Supplement to the Indenture, dated as of May 1, 2002 among the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent for Asset Pool One, as amended, supplemented, restated or otherwise modified from time to time.

                  "Asset Pool One Transferor Amount" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Transferor Percentage" has the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool Supplement" has the meaning specified in the Indenture.

                  "Available Finance Charge Collections" has the meaning specified in the Indenture.

                  "Available Principal Collections" has the meaning specified in the Indenture.

                  "Bankruptcy Code" means the United States Bankruptcy Code located in Title 11 of the United States Code.

                  "Base Rate" means, with respect to any Monthly Period, the sum of (1) the ONEseries Servicing Fee Percentage and (2) the weighted average (based on the Outstanding Dollar Principal Amount of the related ONEseries Notes) of the following:

                  (a) in the case of a Tranche of ONEseries Dollar Interest-bearing Notes with no Derivative Agreement for interest, the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of ONEseries Dollar Interest-bearing Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of ONEseries Dollar Interest-bearing Notes in the following Monthly Period;

                  (b) in the case of a Tranche of ONEseries Discount Notes, the rate of accre tion (converted to an accrual rate) of such Tranche for the period from and including the Monthly Principal Accrual Date for such Tranche of ONEseries Discount Notes in such Monthly Period to but excluding the Monthly Principal Accrual Date for such Tranche of ONEseries Discount Notes in the following Monthly Period;

                  (c) in the case of a Tranche of ONEseries Notes with a Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the period from and including the Monthly Interest Accrual Date for such Tranche of ONEseries Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of ONEseries Notes in the following Monthly Period; and

                  (d) in the case of a Tranche of ONEseries Notes with a non-Performing Derivative Agreement for interest, the rate specified in the related Terms Document.

                  "Beneficiary" has the meaning specified in the Trust
Agreement.

                  "Business Day" has the meaning specified in the Indenture.

                  "Class" means the Class A Notes, the Class B Notes or the Class C Notes, as applicable.

                  "Class A Note" means a ONEseries Note specified in the applicable Terms Document as belonging to Class A.

                  "Class A Required Subordinated Amount" means, with respect to any Tranche of Class A Notes on any date, the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes and/or Class C Notes, as the case may be, as specified in the applicable Terms Docu ment for such Tranche of Class A Notes, that is required to be Outstanding and available on any date in each Monthly Period during which such Tranche of Class A Notes is Outstanding.

                  "Class A Unused Subordinated Amount of Class B Notes" means for any Tranche of Outstanding Class A Notes on any date, an amount equal to the Class A Required Subordi nated Amount of Class B Notes minus the Class A Usage of Class B Required Subordinated Amount as of such date.

                  "Class A Unused Subordinated Amount of Class C Notes" means for any Tranche of Outstanding Class A Notes on any date, an amount equal to the Class A Required Subordi nated Amount of Class C Notes minus the Class A Usage of Class C Required Subordinated Amount as of such date.

                  "Class A Usage of Class B Required Subordinated Amount" means, with respect to any Tranche of Outstanding Class A Notes, (x) on the date of issuance of such Tranche and on each date to but not including the initial First Note Transfer Date for such Tranche, zero and (y) on each date in the period from and including the initial First Note Transfer Date for such Tranche to but not including the second First Note Transfer Date for such Tranche, the sum of the amounts set forth below and (z) on each date in the period from and including the second or any subsequent First Note Transfer Date for such Tranche to but not including the next succeed ing First Note Transfer Date, the Class A Usage of Class B Required Subordinated Amount as of the close of business on the prior First Note Transfer Date plus the sum of the amounts set forth below (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

                  (a) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 3.06(a) which did not result in a Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes on such First Note Transfer Date; plus

                  (b) the amount of Investor Charge-Offs initially allocated to such Tranche of Class A Notes pursuant to subsection 3.06(a) and then reallocated to Class B Notes pursuant to subsection 3.06(b) on such First Note Transfer Date; plus

                  (c) the amount of ONEseries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for such Tranche of Class A Notes pursuant to subsection 3.09(a) on the applicable Note Transfer Date for such Tranche of Class A Notes which did not result in a Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes on such First Note Transfer Date; plus

                  (d) the amount of ONEseries Available Principal Collections reallocated to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 3.09(c) on such First Note Transfer Date which did not result in a Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes on such First Note Transfer Date; minus

                  (e) an amount (not to exceed the Class A Usage of Class B Required Subordinated Amount for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (d) above) equal to the sum of (x) the product of (A) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount for such Tranche of Class A Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date) and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date), times (B) the aggregate amount of the Nominal Liquidation Amount Deficits of all Tranches of Class B Notes which are reimbursed pursuant to subsection 3.07(b) on such First Note Transfer Date, plus (y) if the aggregate Class A Usage of Class B Required Subordinated Amount for all Tranches of Class A Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date) exceeds the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class B Notes on such First Note Transfer Date), the product of:

                           (A) a fraction, the numerator of which is
                  the amount of such excess and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date); times

                           (B) the aggregate amount of the Nominal
                  Liquidation Amount Deficits of all Tranches of Class C Notes which are reimbursed on such First Note Transfer Date pursuant to subsection 3.07(c); times

                           (C) a fraction, the numerator of which is
                  the Class A Usage of Class B Required Subordinated Amount for such Tranche of Class A Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class A Usage of Class B Required Subordinated Amount for all Tranches of Class A Notes (prior to giving effect to such reimburse ment).

                  "Class A Usage of Class C Required Subordinated Amount" means, with respect to any Tranche of Outstanding Class A Notes, (x) on the date of issuance of such Tranche, and on each date to but not including the initial First Note Transfer Date for such Tranche, zero and (y) on each date in the period from and including the initial First Note Transfer Date for such Tranche to but not including the second First Note Transfer Date for such Tranche, the sum of the amounts set forth below and (z) on each date in the period from and including the second or any subsequent First Note Transfer Date for such Tranche to but not including the next succeed ing First Note Transfer Date, the Class A Usage of Class C Required Subordinated Amount as of the close of business on the prior First Note Transfer Date plus the sum of the amounts set forth below (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

                  (a) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to Class C Notes pursuant to subsection 3.06(a) on such First Note Transfer Date; plus

                  (b) the amount of Investor Charge-Offs initially allocated to such Tranche of Class A Notes pursuant to subsection 3.06(a) and then reallocated to Class C Notes pursuant to subsection 3.06(b) on such First Note Transfer Date; plus

                  (c) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 3.06(a) on such First Note Transfer Date; plus

                  (d) the amount of ONEseries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for such Tranche of Class A Notes pursuant to subsection 3.09(a) on the applicable Note Transfer Date for such Tranche of Class A Notes; plus

                  (e) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of ONEseries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for any Tranche of Class B Notes pursuant to subsection 3.09(b) on the applicable Note Transfer Date for such Tranche of Class B Notes; plus

                  (f) the amount of ONEseries Available Principal Collections reallocated to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 3.09(c) on such First Note Transfer Date; plus

                  (g) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of ONEseries Available Principal Collections reallocated to pay any amount to the Servicer for any Tranche of Class B Notes pursuant to subsection 3.09(d) on such First Note Transfer Date; minus

                  (h) an amount for such Tranche of Class A Notes (not to exceed the Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount for such Tranche of Class A Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date) and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date), times (B) the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes which are reimbursed pursuant to subsection 3.07(c) on such First Note Transfer Date.

                  "Class B Allocation Percentage" means, with respect to any Monthly Period, for the Class B Notes, a fraction, the numerator of which is equal to the sum of (1) for all Tranches of Class B Notes in an Amortization Period (exclusive of (x) any Tranche of Class B Notes which will be paid in full during such Monthly Period and (y) any Tranche of Class B Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Tranches of Class B Notes as of the close of business on the last day prior to the commencement of the most recent Amortization Period for such Tranche of Class B Notes plus (2) for all other Tranches of Class B Notes, the sum of (a) the Nominal Liquidation Amount of such Tranche of Class B Notes as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Tranche of Class B Notes, the Initial Dollar Principal Amount of such Tranche of Class B Notes plus (b) the aggregate amount of any increase in the Nominal Liquidation Amount of such Tranche of Class B Notes due to (x) the issuance of additional Class B Notes of such Tranche during such Monthly Period or (y) the accretion of principal on such Tranche of Class B ONEseries Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than Prefunding Excess Amounts deposited during such Monthly Period) for such Tranche of Class B Notes from the applicable Principal Funding Sub-Account, during such Monthly Period and the denominator of which is the numerator of the ONEseries Principal Allocation Percentage for such Monthly Period.

                  "Class B Note" means a ONEseries Note specified in the applicable Terms Document as belonging to Class B.

                  "Class B Required Subordinated Amount" means, with respect to any Tranche of Class B Notes on any date, the aggregate Nominal Liquidation Amount of Class C Notes as specified in the applicable Terms Document for such Tranche of Class B Notes, that is required to be Outstanding and available on any date in each Monthly Period during which such Tranche of Class B Notes is Outstanding.

                  "Class B Unused Subordinated Amount of Class C Notes" means for any Tranche of Outstanding Class B Notes on any date, an amount equal to the Class B Required Subordi nated Amount of Class C Notes minus the Class B Usage of the Class C Required Subordinated Amount as of such date.

                  "Class B Usage of Class C Required Subordinated Amount" means, with respect to any Tranche of Outstanding Class B Notes, (x) on the date of issuance of such Tranche and on each date to but not including the initial First Note Transfer Date for such Tranche, zero and (y) on each date in the period from and including the initial First Note Transfer Date for such Tranche to but not including the second First Note Transfer Date for such Tranche, the sum of the amounts set forth below and (z) on each date in the period from and including the second or any subsequent First Note Transfer Date for such Tranche to but not including the next succeed ing First Note Transfer Date, the Class B Usage of Class C Required Subordinated Amount as of the close of business on the prior First Note Transfer Date plus the sum of the amounts set forth below (in each case, such amount shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to the previous clauses, if any):

                  (a) an amount equal to the product of (A) a fraction, the numerator of which is the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of Investor Charge-Offs initially allocated to the Class C Notes pursuant to subsection 3.06(a) on such First Note Transfer Date; plus

                  (b) an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the sum of (i) the amount of Investor Charge-Offs initially allocated on such First Note Transfer Date to any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class C Required Subordinated Amount plus (ii) the amount of Investor Charge-Offs initially allocated on such First Note Transfer Date to any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class B Required Subordinated Amount; plus

                  (c) the amount of Investor Charge-Offs initially allocated to such Tranche of Class B Notes pursuant to subsection 3.06(a), and then reallocated to Class C Notes pursuant to subsection 3.06(b) on such First Note Transfer Date; plus

                  (d) an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of ONEseries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to subsection 3.09(a) on the applicable Note Transfer Date for such Tranche of Class A Notes; plus

                  (e) the amount of ONEseries Available Principal Collections reallocated on such First Note Transfer Date that will be deposited in the Interest Funding Sub-Account for such Tranche of Class B Notes pursuant to subsection 3.09(b) on the applicable Note Transfer Date for such Tranche of Class B Notes; plus

                  (f) an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche of Class B Notes (as of the close of business on the last day of the prior Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes (as of the close of business on the last day of the prior Monthly Period), times (B) the amount of ONEseries Available Principal Collections reallocated to pay any amount to the Servicer for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes, pursuant to subsection 3.09(c) on such First Note Transfer Date; plus

                  (g) the amount of ONEseries Available Principal Collections reallocated to pay any amount to the Servicer for such Tranche of Class B Notes pursuant to subsection 3.09(d) on such First Note Transfer Date; minus

                  (h) an amount for such Tranche of Class B Notes (not to exceed the Class B Usage of Class C Required Subordinated Amount for such Tranche of Class B Notes after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount for such Tranche of Class B Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date) and the denominator of which is the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes (prior to giving effect to any reimbursement of a Nominal Liquidation Amount Deficit of any Tranche of Class C Notes on such First Note Transfer Date), times (B) the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class C Notes which are reimbursed pursuant to subsection 3.07(c) on such First Note Transfer Date.

                  "Class C Allocation Percentage" means, with respect to any Monthly Period, for the Class C Notes, a fraction, the numerator of which is equal to the sum of (1) for all Tranches of Class C Notes in an Amortization Period (exclusive of (x) any Tranche of Class C Notes which will be paid in full during such Monthly Period and (y) any Tranche of Class C Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Tranches of Class C Notes as of the close of business on the last day prior to the commencement of the most recent Amortization Period for such Tranche of Class C Notes plus (2) for all other Tranches of Class C Notes, the sum of (a) the Nominal Liquidation Amount of such Tranche of Class C Notes as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Tranche of Class C Notes, the Initial Dollar Principal Amount of such Tranche of Class C Notes plus (b) the aggregate amount of any increase in the Nominal Liquidation Amount of such Tranche of Class C Notes due to (x) the issuance of additional Class C Notes of such Tranche during such Monthly Period or (y) the accretion of principal on such Tranche of Class C ONEseries Discount Notes during such Monthly Period and the denominator of which is the numerator of the ONEseries Principal Allocation Percentage for such Monthly Period.

                  "Class C Note" means a ONEseries Note specified in the applicable Terms Document as belonging to Class C.

                  "Class C Reserve Account" means the trust bank account designated as such and established pursuant to subsection 5.01(a).

                  "Closing Date" means May 1, 2002.

                  "Collateral" has, with respect to Asset Pool One, the meaning specified in the Granting Clause of the Asset Pool One Supplement.

                  "Collateral Agent" has the meaning specified in the Asset Pool One Supplement.

                  "Collateral Certificate" has the meaning specified in the Indenture.

                  "Collection Account" has the meaning specified in the Asset Pool One Supple ment.

                  "Controlled Accumulation Amount" means, with respect to any Monthly Period for any Tranche of ONEseries Notes, the amount defined in the applicable Terms Document for such Tranche of ONEseries Notes; provided, however, that if the Accumulation Period Length with respect to such Tranche is determined to be less than twelve (12) months pursuant to subsection 3.12(b)(ii), the Controlled Accumulation Amount for such Tranche of ONEseries Notes will be equal to (x) the Initial Dollar Principal Amount of such Tranche of ONEseries Notes, divided by (y) the Accumulation Period Length.

                  "Default Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Derivative Agreement" has the meaning specified in the Indenture.

                  "Derivative Counterparty" has the meaning specified in the Indenture or, with respect to any Class or Tranche of ONEseries Notes, shall be the entity identified in the applica ble Terms Document for such Class or Tranche of ONEseries Notes.

                  "Determination Date" has the meaning specified in the Asset Pool One Supple ment.

                  "Discount Notes" has the meaning specified in the Indenture.

                  "Dollar" has the meaning specified in the Indenture.

                  "Early Amortization Event" means, with respect to a Series, Class or Tranche of ONEseries Notes, the events specified in Section 4.01 hereof and Section 11.01 of the Indenture.

                  "Event of Default" has the meaning specified in the Indenture.

                  "Excess Funding Account" has the meaning specified in the Asset Pool One Supplement.

                  "Excess Funding Amount" has the meaning specified in the Asset Pool One Supplement.

                  "Excess Spread Percentage" means, with respect to the ONEseries, as determined on each Determination Date, the amount, if any, by which the Portfolio Yield for the related Monthly Period exceeds the Base Rate for such Monthly Period.

                  "Finance Charge Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "First Note Transfer Date" has the meaning specified in the Asset Pool One Supplement.

                  "Fitch" has the meaning specified in the Transfer and Servicing Agreement.

                  "Floating Allocation Percentage" means, with respect to the ONEseries Notes, the ONEseries Floating Allocation Percentage and has, with respect to any other Series of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series of Asset Pool One Notes.

                  "Foreign Currency" has the meaning specified in the Indenture.

                  "Holder" has the meaning specified in the Indenture.

                  "Indenture" means the Indenture, dated as of May 1, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Initial Dollar Principal Amount" has the meaning specified in the Indenture.

                  "Interest-bearing Note" has the meaning specified in the Indenture.

                  "Interest Funding Account" means the trust bank account designated as such and established pursuant to subsection 5.01(a).

                  "Interest Funding Sub-Account" means each Sub-Account to the Interest Funding Account established pursuant to subsection 5.01(a).

                  "Interest Funding Sub-Account Earnings" means, with respect to any Monthly Period and any Tranche of ONEseries Notes and the related Interest Funding Sub-Account, as determined on the related Determination Date, the investment earnings on funds in such Interest Funding Sub-Account (net of investment expenses and losses) for the period from and including the Business Day preceding the Monthly Interest Accrual Date for such Tranche of ONEseries Notes in such Monthly Period to but excluding the Business Day preceding the Monthly Interest Accrual Date for such Tranche of ONEseries Notes in the immediately succeeding Monthly Period.

                  "Interest Payment Date" has, with respect to any Class or Tranche of ONEseries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of ONEseries Notes.

                  "Invested Amount" has the meaning specified in the Asset Pool One Supplement.

                  "Investor Charge-Off" means, with respect to the First Note Transfer Date in each Monthly Period, the aggregate amount, if any, by which the ONEseries Default Amount, if any, for the preceding Monthly Period exceeds the ONEseries Available Finance Charge Collections for such Monthly Period available after giving effect to clauses (a) and (b) of Section 3.02.

                  "Issuance Proceeds" means, with respect to any Class or Tranche of ONEseries Notes, the proceeds of the sale of ONEseries Notes with respect to such Class or Tranche pursuant to the Indenture.

                  "Issuer" has the meaning specified in the preamble hereto.

                  "Legal Maturity Date" has, with respect to any Class or Tranche of ONEseries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of ONEseries Notes.

                  "Master Owner Trust Servicer Default" means a "Servicer Default" as defined in the Transfer and Servicing Agreement.

                  "Master Trust" has the meaning specified in the Indenture.

                  "Monthly Interest Accrual Date" means, with respect to any Class or Tranche of ONEseries Notes:

                  (a) each Interest Payment Date for such Class or Tranche of ONEseries Notes, and

                  (b) for any Monthly Period in which no Interest Payment Date occurs for such Class or Tranche of ONEseries Notes, the date in such Monthly Period corresponding numeri cally to the next Interest Payment Date for such Class or Tranche of ONEseries Notes (or, if such Interest Payment Date is later than it otherwise would be because such Interest Payment Date would have fallen on a day that is not a Business Day, the date in such Monthly Period corre sponding numerically to the date on which the Interest Payment Date would have fallen had it been a Business Day for such Class or Tranche of ONEseries Notes), or as otherwise specified in the applicable Terms Document for such Class or Tranche of ONEseries Notes; provided, however, that:

                           (i) for the Monthly Period in which a Class or Tranche of ONEseries Notes is issued, the date of issuance of such Class or Tranche of ONEseries Notes will be the first Monthly Interest Accrual Date for such Monthly Period for such Class or Tranche of ONEseries Notes,

                           (ii) any date on which proceeds from a sale of Collateral following an Event of Default and acceleration of any Class or Tranche of ONEseries Notes are deposited into the Interest Funding Sub-Account for such Class or Tranche of ONEseries Notes will be a Monthly Interest Accrual Date for such Class or Tranche of ONEseries Notes,

                           (iii) if there is no numerically corresponding date in such Monthly Period, then the Monthly Interest Accrual Date will be the last Business Day of such Monthly Period, and

                           (iv) if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Interest Accrual Date will be the next following Business Day (unless such Business Day would fall in the following Monthly Period in which case the Monthly Interest Accrual Date will be the last Business Day of such earlier Monthly Period).

                  "Monthly Period" has the meaning specified in the Indenture.

                  "Monthly Principal Accrual Date" means, with respect to any Class or Tranche of ONEseries Notes:

                  (a) for any Monthly Period in which a Scheduled Principal Payment Date for such Class or Tranche of ONEseries Note occurs, such Scheduled Principal Payment Date, and

                  (b) for any Monthly Period in which no Scheduled Principal Payment Date occurs for such Class or Tranche of ONEseries Notes, the date in such Monthly Period corre sponding numerically to the Scheduled Principal Payment Date (or, if the Scheduled Principal Payment Date is later than it otherwise would be because the Scheduled Principal Payment Date would have fallen on a day that is not a Business Day, the date in such Monthly Period corre sponding numerically to the date on which the Scheduled Principal Payment Date would have fallen had it been a Business Day for such Class or Tranche of ONEseries Notes); provided, however, that:

                  (i) any date on which Prefunding Excess Amounts are released from any Principal Funding Account or applicable Principal Funding Sub-Account on or after the Scheduled Principal Payment Date for such Class or Tranche of ONEseries Notes will be a Monthly Principal Accrual Date for such Class or Tranche of ONEseries Notes,

                  (ii) any date on which proceeds from a sale of Collateral following an Event of Default and acceleration of any Class or Tranche of ONEseries Notes are deposited into the Principal Funding Account or applicable Principal Funding Sub-Account for such Class or Tranche of ONEseries Notes will be a Monthly Principal Accrual Date for such Class or Tranche of ONEseries Notes,

                  (iii) if there is no numerically corresponding date in such Monthly Period, then the Monthly Principal Accrual Date will be the last Business Day of such Monthly Period, and

                  (iv) if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Principal Accrual Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly
         Principal Accrual Date will be the last Business Day of such earlier Monthly Period).

                  "Moody's" has the meaning specified in the Transfer and Servicing Agreement.

                  "Note" or "Notes" has the meaning specified in the Indenture.

                  "Nominal Liquidation Amount" means, with respect to any Tranche of ONEseries Notes, the amount calculated pursuant to Section 3.18 of this Indenture Supplement. The Nominal Liquidation Amount of a Class of ONEseries Notes will be the sum of the Nominal Liquidation Amounts of all the Tranches of ONEseries Notes of such Class. The Nominal Liquidation Amount of the ONEseries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of ONEseries Notes.

                  "Nominal Liquidation Amount Deficit" means, with respect to any Tranche of ONEseries Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Tranche over the Nominal Liquidation Amount of that Tranche.

                  "Note Rating Agency" has the meaning specified in the Indenture.

                  "Note Transfer Date" has the meaning specified in the Asset Pool One Supple ment.

                  "Noteholder" has the meaning specified in the Indenture.

                  "Noteholder Percentage" means, with respect to the ONEseries, for any Monthly Period, (a) with respect to Finance Charge Collections, the Default Amount and the Asset Pool One Servicing Fee, the ONEseries Floating Allocation Percentage and (b) with respect to Principal Collections, the ONEseries Principal Allocation Percentage.

                  "Officer's Certificate" has the meaning specified in the Indenture.

                  "ONEseries Available Finance Charge Collections" has the meaning specified in Section 3.02.

                  "ONEseries Available Principal Collections" has the meaning specified in Section 3.09.

                  "ONEseries Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (i) the ONEseries Floating Allocation Percentage and (ii) the Asset Pool One Default Amount for such Monthly Period.

                  "ONEseries Discount Note" means a ONEseries Note that provides for an amount less than the Stated Principal Amount (but not less than the Initial Dollar Principal Amount) thereof to be due and payable upon the occurrence of an Early Amortization Event or mandatory redemption or the occurrence of an Event of Default and the acceleration of such ONEseries Note, in each case before the Scheduled Principal Payment Date of the applicable ONEseries Note.

                  "ONEseries Dollar Note" means a ONEseries Note denominated in Dollars.

                  "ONEseries Floating Allocation Percentage" means, with respect to any Monthly Period, for the ONEseries Notes, a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts of all Classes or Tranches of ONEseries Notes as of the last day of the preceding Monthly Period (exclusive of (x) any Class or Tranche of ONEseries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of ONEseries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), or with respect to the first Monthly Period for any Class or Tranche of ONEseries Notes, the Initial Dollar Principal Amount of such Class or Tranche plus the aggregate amount of any increase in the Nominal Liquidation Amount of any Class or Tranche of ONEseries Notes due to (x) the issuance of additional Notes of such Class or Tranche of ONEseries Notes during such Monthly Period or (y) the accretion of principal on such Class or Tranche of ONEseries Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for such Class or Tranche of ONEseries Notes during such Monthly Period) for such Class or Tranche of ONEseries Notes from the applicable Principal Funding Sub-Account and the denominator of which is equal to the greater of (a) the sum of (1) for each Asset Pool One Collateral Certificate, the numerator used to calculate the floating allocation percentage for that Collateral Certificate for the related Monthly Period, plus (2) the Asset Pool One Average Principal Balance for such Monthly Period plus (3) the Excess Funding Amount for Asset Pool One following any deposit or withdrawal on the First Note Transfer Date in such Monthly Period and (b) the sum of the numerators used to calculate the Noteholder Percentages for the allocation of Asset Pool One Finance Charge Collections, the Asset Pool One Default Amount or the Asset Pool One Servicing Fee, as applicable, for all Series of Asset Pool One Notes for such Monthly Period.

                  "ONEseries Foreign Currency Note" means a ONEseries Note denominated in a Foreign Currency.

                  "ONEseries Noteholders" shall mean the Holders of the ONEseries Notes.

                  "ONEseries Notes" means the Series of Notes (as defined in the Indenture) issued pursuant to the Indenture, the principal terms of which are set forth in this Indenture Supplement.

                  "ONEseries Principal Allocation Percentage" means, with respect to any Monthly Period, for the ONEseries Notes, a fraction, the numerator of which is equal to the sum of (1) for all Classes or Tranches of ONEseries Notes in an Amortization Period (exclusive of (x) any Class or Tranche of ONEseries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of ONEseries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Classes or Tranches of ONEseries Notes as of the close of business on the day prior to the commencement of the most recent Amortization Period for such Class or Tranche of the ONEseries plus (2) for all other Classes or Tranches of ONEseries Notes Outstanding the sum of
(a) the Nominal Liquidation Amount of such Classes or Tranches of ONEseries Notes, as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Class or Tranche of ONEseries Notes, the Initial Dollar Principal Amount of such Class or Tranche plus (b) the aggregate amount of any increase in the Nominal Liquidation Amount of such Class or Tranche of ONEseries Notes due to
(x) the issuance of additional Notes of such Class or Tranche of ONEseries Notes during such Monthly Period or (y) the accretion of principal on such Class or Tranche of ONEseries Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for such Class or Tranche of ONEseries Notes during such Monthly Period) for such Class or Tranche of ONEseries Notes from the Principal Funding Account or applicable Principal Funding Sub-Account and the denominator of which is equal to the greater of (a) the sum of (1) for each Asset Pool One Collateral Certificate, the numerator used to calculate the principal allocation percentage for that Collateral Certificate for the related Monthly Period, plus (2) the Asset Pool One Average Principal Balance for such Monthly Period plus (3) the Excess Funding Amount for Asset Pool One following any deposit or withdrawal on the First Note Transfer Date in such Monthly Period and (b) the sum of the numerators used to calculate the Noteholder Percentages for the allocation of Asset Pool One Principal Collections for all Series of Asset Pool One Notes for such Monthly Period.

                  "ONEseries Servicing Fee" means, with respect to any Monthly Period, the product of (i) the Asset Pool One Servicing Fee for such Monthly Period and (ii) the ONEseries Floating Allocation Percentage for such Monthly Period.

                  "ONEseries Servicing Fee Percentage" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the ONEseries Servicing Fee for such Monthly Period and the denominator of which is the Nominal Liquidation Amount used in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period.

                  "Outstanding" has the meaning specified in the Indenture.

                   "Outstanding Dollar Principal Amount" has the meaning specified in the Indenture.

                  "Paying Agent" has the meaning specified in the Indenture.

                  "Performing" has the meaning specified in the Indenture.

                  "Permitted Investments" has the meaning specified in the Indenture.

                  "Person" has the meaning specified in the Indenture.

                  "Pooling and Servicing Agreement" has the meaning specified in the Indenture.

                  "Portfolio Yield" means, for any Monthly Period, the annualized percentage equivalent of a fraction:

         (1) the numerator of which is equal to the sum of:

                  (a) Asset Pool One Finance Charge Collections allocated to the ONEseries and Dollar payments received under Derivative Agreements in respect of ONEseries Notes for interest with respect to such Monthly Period; plus

                  (b) the investment earnings on amounts on deposit in the Collection Account and the Excess Funding Account allocated to the ONEseries for such Monthly Period; plus

                  (c) the aggregate amount of Interest Funding Sub-Account Earnings for all Tranches of ONEseries Notes for such Monthly Period; plus

                  (d) any amounts to be treated as ONEseries Available Finance Charge Collections remaining in any Interest Funding Sub-Account after a sale of Collateral during such Monthly Period as described in subsection 3.05(c)(ii), subsection 3.22(c)(ii) and subsection 3.22(d); minus

                  (e) the aggregate of (i) the excess, if any, of the sum of the Principal Funding Sub-Account Earnings Shortfalls for all Tranches of ONEseries Notes for such Monthly Period over (ii) the Segregated ONEseries Finance Charge Collections for the ONEseries Notes for such Monthly Period available to cover such shortfalls pursuant to subsection 3.05(a) and Section 3.30; minus

                  (f) the ONEseries Default Amount for such Monthly Period;
and

         (2) the denominator of which is the numerator used in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period.

                  "Prefunding Excess Amount" means, with respect to any Tranche of a Senior Class of ONEseries Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amount on deposit in the Principal Funding Sub-Account of such Tranche of ONEseries Notes that is in excess of the aggregate amount targeted to be on deposit in such Principal Funding Sub-Account pursuant to
Section 3.12.

                  "Prefunding Target Amount" means, with respect to the Class A Notes and the Class B Notes, the amount calculated pursuant to Section 3.23.

                  "Principal Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Principal Funding Account" means the trust bank account designated as such and established pursuant to subsection 5.01(a).

                  "Principal Funding Sub-Account" means, each Sub-Account to the Principal Funding Account established pursuant to subsection 5.01(a).

                  "Principal Funding Sub-Account Earnings" means, with respect to any Monthly Period and any Tranche of ONEseries Notes and the applicable Principal Funding Sub-Account, as determined on the related Determination Date, the investment earnings on funds in such Principal Funding Sub-Account (net of investment expenses and losses), for the applicable Principal Funding Sub-Account Earnings Accrual Period.

                  "Principal Funding Sub-Account Earnings Accrual Period" means, with respect to any Monthly Period and any Tranche of ONEseries Notes, beginning with the date the balance in the applicable Principal Funding Sub-Account for such Tranche of ONEseries Notes exceeds zero and continuing for so long as there is a positive balance in the applicable Principal Funding Sub-Account for such Tranche of ONEseries Notes:

                  (a) in the case of (i) a Tranche of ONEseries Dollar Interest-bearing Notes with no Derivative Agreement, (ii) a Tranche of ONEseries Notes with a Performing Derivative Agreement for interest or (iii) a Tranche of ONEseries Notes with a non-Performing Derivative Agreement for interest, the period from and including the Business Day preceding the Monthly Interest Accrual Date for such Tranche of ONEseries Notes in such Monthly Period to but excluding the Business Day preceding the Monthly Interest Accrual Date for such Tranche of ONEseries Notes in the immediately succeeding Monthly Period; and

                  (b) in the case of a Tranche of ONEseries Discount Notes, the period from and including the Business Day preceding the Monthly Principal Accrual Date for such Tranche of ONEseries Notes in such Monthly Period to but excluding the Business Day preceding the Monthly Principal Accrual Date for such Tranche of ONEseries Notes in the immediately succeeding Monthly Period.

                  "Principal Funding Sub-Account Earnings Shortfall" means, with respect to any Monthly Period and any Tranche of ONEseries Notes and the applicable Principal Funding Sub- Account, as determined on the related Determination Date, (a) the Principal Funding Sub- Account Earnings Target for such Tranche of ONEseries Notes for such Monthly Period, minus (b) the Principal Funding Sub-Account Earnings for such Monthly Period; provided, however, in no event shall the Principal Funding Sub-Account Earnings Shortfall be less than zero; provided, further, that the Principal Funding Sub-Account Earnings Shortfall for the first Principal Funding Sub-Account Earnings Accrual Period for any Tranche of ONEseries Notes, with respect to such Monthly Period, shall be zero.

                  "Principal Funding Sub-Account Earnings Target" means, with respect to any Monthly Period and any Tranche of ONEseries Notes and the applicable Principal Funding Sub- Account as determined on the related Determination Date, the Dollar amount of interest that would have accrued on funds in such Principal Funding Sub-Account for the applicable Principal Funding Sub-Account Earnings Accrual Period for such Tranche of ONEseries Notes if it had borne interest at the following rates:

                  (a) in the case of a Tranche of ONEseries Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche for the applicable Principal Funding Sub-Account Earnings Accrual Period;

                  (b) in the case of a Tranche of ONEseries Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche for the applicable Principal Funding Sub- Account Earnings Accrual Period;

                  (c) in the case of a Tranche of ONEseries Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the applicable Principal Funding Sub-Account Earnings Accrual Period; and

                  (d) in the case of a Tranche of ONEseries Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related Terms Document for the applicable Principal Funding Sub-Account Earnings Accrual Period.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding Sub-Account for a Tranche of ONEseries Notes.

                  "Principal Payment Date" has the meaning specified in the Indenture.

                  "Qualified Bank Account" has the meaning specified in the Indenture.

                  "Qualified Institution" has the meaning specified in the Indenture.

                  "Ratings Effect" has the meaning specified in the Indenture.

                  "Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Remaining Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Determination Date, (1) with respect to the ONEseries, the excess, if any, of
(x) the Series Available Principal Collections Shortfall, for such Monthly Period, over (y) the Shared Excess Available Principal Collections from other Series of Asset Pool One Notes allocated to the ONEseries pursuant to Section
3.28 for such Monthly Period and (2) with respect to any other Series of Asset Pool One Notes , the amount set forth in the applicable Indenture Supplement for such Monthly Period.

                  "Required Excess Spread Percentage" means 0%; provided, however, that the Issuer may, from time to time, change such percentage (which will never be less than zero) (i) upon written notice to the Indenture Trustee, (ii) upon prior written confirmation from the Note Rating Agencies that a Ratings Effect will not occur with respect to such change and (iii) provided the Issuer reasonably believes, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, that such change will not have an Adverse Effect.

                  "Required Subordinated Amount" means, with respect to any Tranche of a Senior Class of ONEseries Notes, the aggregate Nominal Liquidation Amount of a Subordinated Class of ONEseries Notes, as specified in the applicable Terms Document for such Tranche of the Senior Class, that is required to be Outstanding and available on any date in each Monthly Period during which the Senior Class is Outstanding.

                  "Revolving Period" means, with respect to any Class or Tranche of ONEseries Notes, each Monthly Period that is not part of the Amortization Period for that Class or Tranche of ONEseries Notes.

                  "Sales Proceeds" means, with respect to any Class or Tranche of ONEseries Notes, the proceeds of the sale of Collateral with respect to such Class or Tranche of ONEseries Notes pursuant to Section 3.22.

                  "Scheduled Principal Payment Date" has, with respect to any Class or Tranche of ONEseries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of ONEseries Notes.

                  "Segregated ONEseries Finance Charge Collections" means, with respect to any Monthly Period for any Tranche of ONEseries Notes with a Principal Funding Sub-Account Earnings Shortfall greater than zero for such Monthly Period, the product of (A) the Transferor Finance Charge Collections for such Monthly Period and (B) the percentage equivalent of a fraction (i) the numerator of which is the amount of funds in the Principal Funding Sub-Account for such Tranche of ONEseries Notes at the close of business on the last day of such Monthly Period and (ii) the denominator of which is equal to the greater of (a) the aggregate amount of funds in the Principal Funding Sub-Account for all Tranches of ONEseries Notes with a Principal Funding Sub-Account Earnings Shortfall greater than zero for such Monthly Period at the close of business on the last day of such Monthly Period and (b) the denominator used in calculating the ONEseries Floating Allocation Percentage for such Monthly Period minus the sum of the numerators used in calculating the Noteholder Percentages for the allocation of Asset Pool One Finance Charge Collections for all Series of Asset Pool One Notes for such Monthly Period.

                  "Senior Class" means (a) with respect to the Class B Notes, the Class A Notes, and (b) with respect to the Class C Notes, the Class A Notes and/or Class B Notes.

                  "Series" has the meaning specified in the Indenture and, when used with respect to the Series of Notes issued pursuant to this Indenture Supplement, means the ONEseries.

                  "Series Available Finance Charge Collections Shortfall" means, with respect to any Monthly Period as determined on the related Determination Date, (1) with respect to the ONEseries, the excess, if any, of
(a) the aggregate amount targeted to be paid or applied pursuant to subsections 3.02(a) through (f) over (b) the ONEseries Available Finance Charge Collections (excluding any amounts to be treated as ONEseries Available Finance Charge Collections pursuant to Section 3.27) with respect to such Monthly Period and (2) with respect to any other Series, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuer, when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series Available Finance Charge Collections Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding ONEseries Notes.

                  "Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Determination Date, (1) with respect to the ONEseries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to subsection 3.09(e) over (b) the ONEseries Available Principal Collections (excluding any amounts to be treated as ONEseries Available Principal Collections pursuant to
Section 3.28 and any amounts to be applied in accordance with Section 3.29) with respect to such Monthly Period remaining after application pursuant to subsection 3.09(a) through (d) and (2) with respect to any other Series of Asset Pool One Notes, the amount set forth in the applicable Indenture Supple ment for such Monthly Period; provided, however, that the Issuer, when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series Available Principal Collections Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding ONEseries Notes.

                  "Servicer" has the meaning specified in the Transfer and Servicing Agreement.

                  "Shared Excess Available Finance Charge Collections" means, with respect to any Monthly Period as determined on the related Determination Date, with respect to any Series of Notes in Shared Excess Available Finance Charge Collections Group A, the sum of (i) the amount of ONEseries Available Finance Charge Collections with respect to such Monthly Period, available after application in accordance with subsections 3.02(a) through (f) and (ii) the Finance Charge Collections remaining after all required payments and deposits from all other Series identified as belonging to Shared Excess Available Finance Charge Collections Group A which the applicable Indenture Supplements for such Series specify are to be treated as "Shared Excess Available Finance Charge Collections."

                  "Shared Excess Available Finance Charge Collections Group" has the meaning specified in the Indenture.

                  "Shared Excess Available Finance Charge Collections Group A" means the Shared Excess Available Finance Charge Collections Group to which the ONEseries has been designated for inclusion under subsection 3.27(a).

                  "Shared Excess Available Finance Charge Collections Series" has the meaning specified in the Indenture.

                  "Shared Excess Available Principal Collections" means, with respect to any Monthly Period as determined on the related Determination Date, the sum of (i) with respect to the ONEseries, the amount of ONEseries Available Principal Collections (excluding any amounts to be treated as ONEseries Available Principal Collections pursuant to Section 3.28 and any amounts applied pursuant to Section 3.29) for such Monthly Period available after applica tion in accordance with subsections 3.09(a) through (e), (ii) with respect to any other Series of Asset Pool One Notes, the Asset Pool One Principal Collections allocated to other Series of Notes in Asset Pool One remaining after all required payments and deposits, which the applica ble Indenture Supplements for such Series specify are to be treated as "Shared Excess Available Principal Collections" and (iii) the Excess Funding Amount for Asset Pool One (following any deposit or withdrawal made during such Monthly Period).

                  "Spot Exchange Rate" has the meaning specified in the related Terms Document.

                  "Standard & Poor's" has the meaning specified in the Transfer and Servicing Agreement.

                  "Stated Principal Amount" has, with respect to any Class or Tranche of ONEseries Notes, the meaning specified in the related Terms Document for such Class or Tranche.

                  "Sub-Account" has the meaning specified in the Indenture or the Asset Pool One Supplement.

                  "Subordinated Class" means (a) with respect to the Class A Notes, the Class B Notes and/or Class C Notes and (b) with respect to the Class B Notes, the Class C Notes.

                  "Supplemental Bank Account" has the meaning specified in the Indenture.

                  "Targeted Interest Deposit Amount" means, with respect to the ONEseries Notes for any Note Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.03 for such Note Transfer Date.

                  "Targeted Principal Deposit Amount" means, with respect to the ONEseries Notes for any Note Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.12 for such Note Transfer Date.

                  "Terms Document" has the meaning specified in the Indenture.

                  "Tranche" has the meaning specified in the Indenture.

                  "Transfer and Servicing Agreement" means the Transfer and Servicing Agree ment, dated as of May 1, 2002, among First USA Bank, National Association, as transferor, servicer and administrator, the Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, as amended, supplemented or otherwise modified from time to time.

                  "Transfer Restriction Event" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor Finance Charge Collections" means, with respect to any Monthly Period, the product of (x) the Asset Pool One Transferor Percentage and (y) the sum of (i) the Asset Pool One Finance Charge Collections for such Monthly Period and (ii) the investment earnings for such Monthly Period on amounts on deposit in the Collection Account and the Excess Funding Account established for the benefit of all Asset Pool One Notes.

                  "Trust Agreement" has the meaning specified in the Transfer and Servicing Agreement.

                  Section 1.02 Governing Law. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PAR TIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 1.03 Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

                  Section 1.04 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                              [END OF ARTICLE I]

                                  ARTICLE II

                              The ONEseries Notes

                  Section 2.01  Creation and Designation.

                  (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Bank One Issuance Trust, ONEseries" or the "ONEseries." The ONEseries is a multi-tranche Series that will be issued in three Classes, the first of which shall be known as the "ONEseries Class A Notes," which notes shall belong to Class A; the second of which shall be known as the "ONEseries Class B Notes," which notes shall belong to Class B; and the third of which shall be known as the "ONEseries Class C Notes," which notes shall belong to Class C. Each Class of ONEseries Notes may consist of one or more Tranches.

                  (b) The ONEseries Notes shall be secured by the Collateral in Asset Pool One. The ONEseries shall be a Shared Excess Available Finance Charge Collections Series and shall be included in Shared Excess Available Finance Charge Collections Group A. The ONEseries shall not be in any other Group (as defined in the Indenture). The ONEseries shall not be subordinated to any other Series of Notes secured by Asset Pool One.

                  (c) Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, this Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the ONEseries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, the ONEseries Noteholders shall agree by acceptance of their ONEseries Notes that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, the ONEseries Noteholders shall agree by acceptance of their ONEseries Notes that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                  Section 2.02 New Issuances of ONEseries Notes. The Issuer may issue new Tranches of ONEseries Notes (including additional ONEseries Notes of an Outstanding Tranche), so long as the following conditions precedent are satisfied:

                           (i) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and each Note Rating Agency a Terms Document relating to the applicable Tranche of ONEseries Notes;

                           (ii) if the issuance of ONEseries Notes results in an increase in the targeted deposit amount for any Class C Reserve Sub-Account for any Tranche of Class C

         Notes, on such issuance date the Issuer will have funded such increase with a cash deposit to the Class C Reserve Sub-Account for such Tranche of Class C Notes;

                           (iii) the conditions specified in Section 3.10 of the Indenture and Section 2.03 of this Indenture Supplement, as applicable, are satisfied; and

                           (iv) any other conditions specified in the related Terms Document.

                  Section 2.03 Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of ONEseries Notes.

                  (a) Class A Required Subordinated Amount of Class B Notes. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class B Notes for such Tranche of Class A Notes. For purposes of this Section 2.03, the available subordinated amount of Class B Notes for such Tranche of Class A Notes as of any date means:

                           (i) the aggregate Nominal Liquidation Amount of all Outstanding Tranches of Class B Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; plus

                           (ii) the aggregate amount of all Class A Usage of Class B Required Subordinated Amount by any Outstanding Tranche of Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; minus

                           (iii) the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all other Tranches of Outstanding Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments with respect to Class A Notes to be made on that date.

                  (b) Class A Required Subordinated Amount of Class C Notes. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes. For purposes of this Section 2.03, the available subordinated amount of Class C Notes for such Tranche of Class A Notes as of any date means:

                           (i) the aggregate Nominal Liquidation Amount of all Outstanding Tranches of Class C Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; plus

                           (ii) the aggregate amount of all Class A Usage of Class C Required Subordinated Amount by any Outstanding Tranche of Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; minus

                           (iii) the aggregate amount of Class A Required Subordinated Amount of Class C Notes for all other Tranches of Outstanding Class A Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date.

                  (c) Class B Required Subordinated Amount of Class C Notes. On the issuance date of a Tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such Tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes. For purposes of this Section 2.03, the available subordinated amount of Class C Notes for such Tranche of Class B Notes as of any date means:

                           (i) the aggregate Nominal Liquidation Amount of all Outstanding Tranches of Class C Notes on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; plus

                           (ii) the sum of (x) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount by any Outstanding Tranche of Class B Notes on that date and (y) the aggregate amount of Class A Usage of Class C Required Subordinated Amount by any Outstanding Tranche of Class A Notes with a Class A Required Subordi nated Amount of Class B Notes equal to zero, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date; minus

                           (iii) the sum of (x) the aggregate amount of Class B Required Subordi nated Amount of Class C Notes for all other Tranches of Outstanding Class B Notes on that date and (y) the aggregate amount of Class A Required Subordinated Amount of Class C Notes for all Outstanding Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes equal to zero, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date.

                  (d) Alteration of the Required Subordinated Amount. The Issuer shall be permitted to change the Required Subordinated Amount for any Tranche of ONEseries Notes, or the method of computing the Required Subordinated Amount at any time without the consent of Noteholders provided the conditions specified in Section 3.11 of the Indenture are satisfied.

                              [END OF ARTICLE II]

                                  ARTICLE III

                      Allocations, Deposits and Payments

                  Section 3.01 Allocations of Asset Pool One Finance Charge Collections and the Asset Pool One Default Amount to the ONEseries Notes.

                  (a) With respect to each Monthly Period, the Collateral Agent, at the written direction of the Servicer, shall allocate to the ONEseries Notes or any Class or Tranche of ONEseries Notes an amount equal to the product of (i) the ONEseries Floating Allocation Percentage and (ii) the sum of the Asset Pool One Finance Charge Collections for such Monthly Period and the investment earnings for such Monthly Period on amounts on deposit in the Collection Account and the Excess Funding Account established for the benefit of all Asset Pool One Notes.

                  (b) With respect to each Monthly Period, the Collateral Agent, at the written direction of the Servicer, shall allocate to the ONEseries Notes an amount equal to the ONEseries Default Amount for such Monthly Period.

                  (c) With respect to each Monthly Period, the Collateral Agent, at the written direction of the Servicer, shall allocate to the ONEseries Notes an amount equal to the ONEseries Servicing Fee for such Monthly Period.

                  Section 3.02 Allocations of ONEseries Available Finance Charge Collections. With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, will apply an amount equal to the sum of (i) Asset Pool One Finance Charge Collec tions allocated to the ONEseries pursuant to subsection 3.01(a), (ii) any amounts to be treated as ONEseries Available Finance Charge Collections pursuant to subsections 3.05(a) and 3.22(d), (iii) any Shared Excess Available Finance Charge Collections from other Series in Shared Excess Available Finance Charge Collections Group A allocated to the ONEseries pursuant to Section 3.27 and (iv) any amounts to be treated as ONEseries Available Finance Charge Collections pursuant to any Terms Document (such amounts, the "ONEseries Available Finance Charge Collections") as follows:

                  (a) first, on the applicable Note Transfer Date for each Tranche of ONEseries Notes, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.03;

                  (b) second, on the First Note Transfer Date, to pay to the Servicer the ONEseries Servicing Fee plus any previously due and unpaid ONEseries Servicing Fee;

                  (c) third, on the First Note Transfer Date, to be treated as ONEseries Available Principal Collections for application in accordance with
Section 3.09 in an amount equal to the ONEseries Default Amount for the related Monthly Period;

                  (d) fourth, on the First Note Transfer Date, to be treated as ONEseries Available Principal Collections pursuant to Section 3.07 for application in accordance with Section 3.09 in an amount equal to the aggregate Nominal Liquidation Amount Deficit, if any, of the ONEseries Notes;

                  (e) fifth, on the applicable Note Transfer Date for each Tranche of Class C Notes, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.24;

                  (f) sixth, on the applicable Note Transfer Date for each Tranche of ONEseries Notes, to make any other payments or deposits required by the Terms Documents of any Class or Tranche of ONEseries Notes;

                  (g) seventh, on the First Note Transfer Date, to be treated as Shared Excess Available Finance Charge Collections for application in accordance with Section 3.27; and

                  (h) eighth, on the First Note Transfer Date, to the applicable Transferor.

                  Section 3.03 Targeted Deposits to the Interest Funding Account. The deposit targeted pursuant to subsection 3.02(a) with respect to any Monthly Period to be deposited to the Interest Funding Account on the applicable Note Transfer Date in the following Monthly Period for each Tranche of ONEseries Notes shall equal the sum of the following amounts. A single Tranche of ONEseries Notes may be entitled to more than one of the following targeted deposits. The targeted deposit with respect to any Monthly Period shall also include any shortfall in the targeted deposit with respect to any prior Monthly Period which has not been previously deposited.

                  (a) Interest Payments. The deposit targeted for any Tranche of Outstanding Interest-bearing Notes with respect to any Monthly Period to be deposited on the applicable Note Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that Tranche of ONEseries Notes during the period from and including the Monthly Interest Accrual Date in such Monthly Period (or, in the case of the first Monthly Interest Accrual Date with respect to that Tranche of ONEseries Notes, from and including the date of issuance of that Tranche of ONEseries Notes) to but excluding the Monthly Interest Accrual Date in the following Monthly Period.

                  (b) Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding ONEseries Dollar Notes or ONEseries Foreign Currency Notes that has a Performing or non-Performing Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of ONEseries Notes with respect to such Monthly Period to be deposited on the applicable Note Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the applicable Terms Document for such Tranche of ONEseries Notes.

                  (c) ONEseries Discount Notes. The deposit targeted for a Tranche of Outstanding ONEseries Discount Notes for such Monthly Period will be equal to the amount of accretion of principal of that Tranche of ONEseries Notes from and including the Monthly Principal Accrual Date in such Monthly Period (or in the case of the first Monthly Principal Accrual Date with respect to that Tranche of ONEseries Notes, from and including the date of issuance of that Tranche of ONEseries Notes) to but excluding the Monthly Principal Accrual Date in the following Monthly Period.

                  (d) Specified Deposits. If the Terms Document for a Tranche of ONEseries Notes specifies a deposit in addition to or different from the deposits described above to be made to the Interest Funding Sub-Account for that Tranche of ONEseries Notes, the deposit targeted for that Tranche of ONEseries Notes with respect to such Monthly Period and the applicable Note Transfer Date will be such specified amount.

                  (e) Additional Interest. Unless otherwise specified in the applicable Terms Document, the deposit targeted for any Tranche of Outstanding Notes that has accrued and overdue interest will include the interest accrued on that overdue interest during the period from and including the prior Monthly Interest Accrual Date to but excluding the current Monthly Interest Accrual Date at the rate of interest applicable to the principal of such Tranche during that period.

                  Section 3.04 Allocations of ONEseries Available Finance Charge Collections to the Interest Funding Account and to the Interest Funding Sub-Accounts. The aggregate amount to be deposited to the Interest Funding Account pursuant to subsection 3.02(a) will, at the written direction of the Servicer, be allocated, and a portion deposited, into the Interest Funding Sub-Account for each Tranche of ONEseries Notes on the applicable Note Transfer Date as follows:

                  (a) ONEseries Available Finance Charge Collections at Least Equal to or Greater Than Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 3.02 is at least equal to or greater than the aggregate amount of the deposits and payments targeted by Section
3.03 with respect to such Monthly Period, then the full amount of each such deposit and payment will be made to the applicable Interest Funding Sub-Accounts.

                  (b) ONEseries Available Finance Charge Collections are Less than Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 3.02 is less than the aggregate amount of the deposits targeted by Section 3.03 with respect to such Monthly Period, then the amount available will be allocated to each Tranche of ONEseries Notes as follows:

                           (i) first, to each Tranche of Class A Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to that Tranche of Class A Notes, to (B) the aggregate amount of the deposits targeted by
         Section 3.03 with respect to all Tranches of Class A Notes, and

                           (ii) second, to each Tranche of Class B Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to that Tranche of Class B Notes, to (B) the aggregate amount of the deposits targeted by
         Section 3.03 with respect to all Tranches of Class B Notes, and

                           (iii) third, to each Tranche of Class C Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to that Tranche of Class C Notes, to (B) the aggregate amount of the deposits targeted by
         Section 3.03 with respect to all Tranches of Class C Notes.

                  Section 3.05 Amounts to be Treated as ONEseries Available Finance Charge Collections; Payments Received from Derivative Counterparties for Interest in a Foreign Currency; Other Deposits to the Interest Funding Sub-Accounts. The following deposits and payments will be made on the following dates:

                  (a) Amounts to be Treated as ONEseries Available Finance Charge Collec tions. In addition to Available Finance Charge Collections allocated to the ONEseries pursuant to subsection 3.01(a), any Shared Excess Available Finance Charge Collections from other Series in Shared Excess Available Finance Charge Collections Group A pursuant to Section 3.27 and any amounts to be treated as ONEseries Available Finance Charge Collections pursuant to any Terms Document, the following amounts shall be treated as ONEseries Available Finance Charge Collections for application in accordance with this Article III with respect to any Monthly Period:

                           (i) Segregated ONEseries Finance Charge
         Collections. The aggregate amount of Segregated ONEseries Finance Charge Collections allocable to each Tranche of ONEseries Notes which is used to cover the aggregate Principal Funding Sub-Account Earnings Shortfall for each Tranche of ONEseries Notes pursuant to Section 3.30.

                           (ii) Dollar Payments from Derivative Counterparties for Interest. Dollar payments received under Derivative Agreements for interest for any Tranche of ONEseries Notes.

                           (iii) Sub-Account Earnings. The aggregate amount of Principal Funding Sub-Account Earnings from all Principal Funding Sub-Accounts and the aggregate amount of Interest Funding Sub-Account Earnings from all Interest Funding Sub-Accounts.

                  (b) Foreign Currency Payments From Derivative Counterparties for Interest. Payments received under Derivative Agreements for ONEseries Notes with interest payable in a Foreign Currency will be applied as specified in the applicable Terms Document.

                  (c) Other Deposits to the Interest Funding Sub-Accounts.

                           (i) Class C Reserve Account. Withdrawals made from the Class C Reserve Account pursuant to subsection 3.25(a) will be deposited into the applicable Interest Funding Sub-Account for the applicable Tranche of Class C Notes on the applicable Note Transfer Date for such Tranche of Class C Notes.

                           (ii) Sales Proceeds. Sales Proceeds received by the Issuer pursuant to subsection 3.22(c)(ii) for any Tranche of ONEseries Notes will be deposited into the applicable Interest Funding Sub-Account on the date of receipt by the Issuer.

                           (iii) Other Amounts. The Terms Document for any Tranche may include additional amounts which are to be deposited into the applicable Interest Funding Sub-Account on each applicable Note Transfer Date.

                  Section 3.06 Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount of Subordinated Classes. If there is an Investor Charge-Off on any First Note Transfer Date, that reduction will be allocated (and reallocated) on that date to each Tranche of ONEseries Notes as set forth in this Section 3.06.

                  (a) Initially, the amount of such Investor Charge-Off will be allocated to each Tranche of Outstanding ONEseries Notes pro rata based on the ratio of the Nominal Liquidation Amount used for such Tranche in the calculation of the ONEseries Floating Allocation Percent age for the immediately preceding Monthly Period to the aggregate Nominal Liquidation Amount used in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period.

                  (b) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) will be reallocated to the Class C Notes subject to the limitations set forth in clauses (c) and (e), and the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) and not reallocated to the Class C Notes due to the limitations set forth in clauses (c) and (e) will be reallocated to the Class B Notes subject to the limitations set forth in clauses (c) and (e). Immediately after giving effect to the preceding sentence, the aggregate amount of Investor Charge-Offs allocated to the Class B Notes pursuant to clause (a) or reallocated to the Class B Notes pursuant to the preceding sentence will be reallocated to the Class C Notes subject to the limitations set forth in clauses (d) and (e). Any amount of Investor Charge-Offs which cannot be reallocated from a Senior Class to a Subordi nated Class due to the limitations in clauses (c), (d) and (e) will reduce the Nominal Liquidation Amount of the related senior Tranche of ONEseries Notes.

                  (c) (i) The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class C Notes, that Tranche's Class A Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge-Offs from any Class B Notes and any reallocation of ONEseries Available Principal Collections for such First Note Transfer Date) will not exceed that Tranche's Class A Required Subordinated Amount of Class C Notes.

                           (ii) The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class B Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class B Notes, that Tranche's Class A Usage of Class B Required Subordinated Amount (computed before giving effect to any reallocations of ONEseries Available Principal Collections for such First Note Transfer Date) will not exceed that Tranche's Class A Required Subordinated Amount of Class B Notes.

                  (d) The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class B Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and such reallocation from that Tranche of Class B Notes and reallocations from any Tranche of Class A Notes to any Tranche of Class C Notes, that Tranche's Class B Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of ONEseries Available Principal Collections for such First Note Transfer Date) will not exceed that Tranche's Class B Required Subordinated Amount of Class C Notes.

                  (e) (i) The amount permitted to be reallocated to Tranches of Class C Notes pursuant to clause (b) will be applied to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount used for that Tranche of Class C Notes in the calculation of the ONEseries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount for all Class C Notes in the ONEseries used in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period.

                           (ii) In no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any Tranche of Class C Notes be reduced below zero.

                           (iii) The amount permitted to be reallocated to Tranches of Class B Notes pursuant to clause (b) will be applied to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount used for that Tranche of Class B Notes in the calculation of the ONEseries Floating Allocation Percentage for the immedi ately preceding Monthly Period to the Nominal Liquidation Amount for all Class B Notes in the ONEseries used in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period.

                           (iv) In no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any Tranche of Class B Notes be reduced below zero.

                  (f) In the case of each Tranche of ONEseries Notes, the Nominal Liquidation Amount of each such Tranche will be reduced by an amount equal to the Investor Charge-Offs which are allocated or reallocated to that Tranche of ONEseries Notes, less the amount of Investor Charge-Offs that are reallocated from that Tranche of ONEseries to a Subordinated Class of ONEseries Notes.

                  Section 3.07 Allocations of Reimbursements of Nominal Liquidation Amount Deficits. If, with respect to any Monthly Period, there are ONEseries Available Finance Charge Collections available pursuant to subsection 3.02(d) to reimburse any Nominal Liquidation Amount Deficits, such funds will be allocated to each Tranche of ONEseries Notes on the First Note Transfer Date in the immediately succeeding Monthly Period as follows:

                  (a) first, to each Tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of ONEseries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

                  (b) second, to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of ONEseries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche, and

                  (c) third, to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficits thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of ONEseries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

                  Section 3.08 Allocations of Asset Pool One Principal Collections to the ONEseries Notes. With respect to each Monthly Period, the Collateral Agent, at the written direction of the Servicer, shall allocate to the ONEseries Notes an amount equal to the product of (i) the ONEseries Principal Allocation Percentage and (ii) the Asset Pool One Principal Collec tions for such Monthly Period.

                  Section 3.09 Application of ONEseries Available Principal Collections. With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer, shall apply an amount equal to the sum of (i) Asset Pool One Principal Collections allocated to the ONEseries pursuant to Section 3.08, (ii) any amounts to be treated as ONEseries Available Principal Collections pursuant to subsection 3.14(a), (iii) any Shared Excess Available Principal Collections allocated to the ONEseries pursuant to Section 3.28, (iv) any Asset Pool One Collateral Certificate Principal Shortfall Payments allocated to the ONEseries pursuant to Section
3.29 and (v) any amounts to be treated as ONEseries Available Principal Collections allocated to the ONEseries pursuant to any Terms Document (such amounts, the "ONEseries Available Principal Collections") as follows:

                  (a) first, if after giving effect to deposits to be made on each Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(a), any Tranche of Class A Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Note Transfer Date, then ONEseries Available Principal Collec tions (in an amount not to exceed the product of (x) the ONEseries Available Principal Collec tions that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

                           (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class A Notes; and

                           (ii) an amount equal to the sum of (A) the Class A Unused Subordi nated Amount of Class C Notes plus (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such Tranche of Class A Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date);

                  (b) second, if after giving effect to deposits to be made on each Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(a) any Tranche of Class B Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Note Transfer Date, then ONEseries Available Principal Collec tions (in an amount, not less than zero, not to exceed the excess of (I) the product of
(x) the ONEseries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period over (II) the aggregate amount of such ONEseries Available Principal Collections reallocated pursuant to clause (a) above) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

                           (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class B Notes; and

                           (ii) an amount equal to the Class B Unused
         Subordinated Amount of Class C Notes for such Tranche of Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date and the reallocation of ONEseries Available Principal Collections pursuant to clause (a) above);

                  (c) third, if after giving effect to payments to be made on the First Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(b), the Servicer will not receive the full amount of the ONEseries Servicing Fees allocable to the Class A Notes to be paid pursuant to subsection 3.02(b) on such First Note Transfer Date, then ONEseries Available Principal Collections (in an amount, not less than zero, not to exceed the excess of (I) the product of (x) the ONEseries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period over
(II) the aggregate amount of such ONEseries Available Principal Collections reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

                           (i) the amount of the deficiency allocated to such Tranche of Class A Notes pro rata pursuant to Section 3.10; and

                           (ii) an amount equal to the sum of (A) the Class A Unused Subordi nated Amount of Class C Notes plus (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such Tranche of Class A Notes (determined after giving effect to the allocation of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date and the reallocation of ONEseries Available Principal Collections pursuant to clauses (a) and (b) above);

                  (d) fourth, if after giving effect to payments to be made on the First Note Transfer Date in the immediately succeeding Monthly Period pursuant to subsection 3.02(b), the Servicer will not receive the full amount of the ONEseries Servicing Fees allocable to the Class B Notes to be paid pursuant to subsection 3.02(b) on such First Note Transfer Date, then ONEseries Available Principal Collections (in an amount, not less than zero, not to exceed the excess of (I) the product of (x) the ONEseries Available Principal Collections that are described in clauses (i) and (ii) in the preamble to this Section 3.09 and (y) the sum of the Class B Allocation Percentage and the Class C Allocation Percentage for such Monthly Period over
(II) the aggregate amount of such ONEseries Available Principal Collections reallocated pursuant to clauses (a) through (c) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

                           (i) the amount of the deficiency allocated to such Tranche of Class B Notes pro rata pursuant to Section 3.10; and

                           (ii) an amount equal to the Class B Unused
         Subordinated Amount of Class C Notes for such Tranche of Class B Notes (determined after giving effect to the allocation of Investor Charge-Offs pursuant to Section 3.06 on the First Note Transfer Date and the reallocation of ONEseries Available Principal Collections pursuant to clauses (a) through (c) above);

                  (e) fifth, to make the targeted deposits on the applicable Note Transfer Dates in the immediately succeeding Monthly Period to the Principal Funding Sub-Accounts for all Tranches of ONEseries Notes pursuant to
Section 3.12;

                  (f) sixth, to be treated as Shared Excess Available Principal Collections on each applicable Note Transfer Date for the benefit of other Series in Asset Pool One; and

                  (g) seventh, to be treated as part of the Asset Pool One Reinvestment Amount.

                  Section 3.10 Allocation of ONEseries Servicing Fee
Shortfalls.

                  On each First Note Transfer Date if, after giving effect to payments to be made with respect to the prior Monthly Period pursuant to subsection 3.02(a), the Servicer has not received the full amount to be paid pursuant to subsection 3.02(b) with respect to such Monthly Period, the aggregate amount of such shortfall will be allocated to each Tranche of Outstanding ONEseries Notes pro rata based on the ratio of the Nominal Liquidation Amount used for such Tranche in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period to the aggregate Nominal Liquidation Amount for all Outstanding Tranches of ONEseries Notes used in the calculation of the ONEseries Floating Allocation Percentage for such Monthly Period.

                  Section 3.11 Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of ONEseries Available Principal Collections.

                  (a) Each reallocation of ONEseries Available Principal Collections deposited to the Interest Funding Sub-Account of a Tranche of Class A Notes pursuant to subsection 3.09(a) will reduce the Nominal Liquidation Amount of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

                  (b) Each reallocation of ONEseries Available Principal Collections deposited to the Interest Funding Sub-Account of a Tranche of Class A Notes pursuant to subsection 3.09(a) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount of the Class B Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

                  (c) Each reallocation of ONEseries Available Principal Collections deposited to the Interest Funding Sub-Account of a Tranche of Class B Notes pursuant to subsection 3.09(b) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

                  (d) Each reallocation of ONEseries Available Principal Collections paid to the Servicer pursuant to subsection 3.09(c) will reduce the Nominal Liquidation Amount (deter mined after giving effect to clauses (a) and (c) above) of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to clauses (a) and (c) above and any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

                  (e) Each reallocation of ONEseries Available Principal Collections paid to the Servicer pursuant to subsection 3.09(c) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (b) above) of the Class B Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (after giving effect to clause (b) above and any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

                  (f) Each reallocation of ONEseries Available Principal Collections paid to the Servicer pursuant to subsection 3.09(d) will reduce the Nominal Liquidation Amount (deter mined after giving effect to clauses
(a), (c) and (d) above) of the Class C Notes on the First Note Transfer Date in the Monthly Period in which such reallocation occurs; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date).

                  (g) The aggregate amount of the reallocation of ONEseries Available Principal Collections which reduce the Nominal Liquidation Amount of Class B Notes pursuant to clauses (b) and (e) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date) of each Tranche of the Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class B Notes used in the ONEseries Floating Alloca tion Percentage for the related Monthly Period to the Nominal Liquidation Amount for all Class B Notes used in the ONEseries Floating Allocation Percentage for the related Monthly Period; provided, however, that the amount of any such reduction of the Nominal Liquidation Amount of a Tranche of Class B Notes will be limited by the aggregate amount of such reduction which results in a reduction of the Nominal Liquidation Amount of the Class C Notes pursuant to clause (h) below.

                  (h) Each reallocation of ONEseries Available Principal Collections which reduces the Nominal Liquidation Amount of Class B Notes pursuant to clause (g) above may be reallocated to the Class C Notes and such reallocation will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (c), (d) and (f) above and any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date) of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to clauses (a), (c), (d) and (f) above and any reductions pursuant to Section 3.06 on such First Note Transfer Date).

                  (i) The aggregate amount of the reallocation of ONEseries Available Principal Collections which reduce the Nominal Liquidation Amount of Class C Notes pursuant to clauses (a), (c), (d), (f) and (h) above will reduce the Nominal Liquidation Amount (deter mined after giving effect to any reductions or reimbursements pursuant to Section 3.06 on such First Note Transfer Date) of each Tranche of the Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class C Notes used in the ONEseries Floating Allocation Percentage for the related Monthly Period to the Nominal Liquidation Amount for all Class C Notes used in the ONEseries Floating Allocation Percentage for the related Monthly Period.

                  Section 3.12 Targeted Deposits of ONEseries Available Principal Collections to the Principal Funding Account and the Principal Funding Sub-Account. The amount of the deposit targeted for any Tranche of ONEseries Notes with respect to any Monthly Period to be deposited into the Principal Funding Sub-Account for that Tranche on the applicable Note Transfer Date in the immediately succeeding Monthly Period will be the sum of (i) the amount determined pursuant to clause (a), (b), (c), (d) or (e) of this Section with respect to such Tranche for such Monthly Period, as applicable and (ii) any deposit targeted pursuant to clause (i) with respect to such Tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such Tranche of ONEseries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of ONEseries Notes as a result of Investor Charge-Offs and any reallocations of ONEseries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of ONEseries Notes as a result of reimbursements thereof pursuant to subsection 3.02(d) to be made on the First Note Transfer Date in the immediately succeeding Monthly Period).

                  (a) Principal Payment Date. With respect to the Monthly Period immediately preceding any Principal Payment Date, the deposit targeted for that Tranche of ONEseries Notes, unless otherwise specified in the applicable Terms Document, will be equal to the Nominal Liquidation Amount of that Tranche of ONEseries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of ONEseries Notes as a result of Investor Charge-Offs and any reallocations of ONEseries Available Principal Collections or increases of the Nominal Liquida tion Amount of such Tranche of ONEseries Notes as a result of reimbursements thereof pursuant to subsection 3.02(d) to be made on the First Note Transfer Date in the immediately following Monthly Period).

                  (b) Budgeted Deposits.

                           (i) Subject to subsection 3.12(d), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding Sub-Account for that Tranche will be the Controlled Accumu lation Amount for that Tranche specified in the applicable Terms Document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period related to the Scheduled Principal Payment Date of that Tranche of ONEseries Notes, an amount equal to one-twelfth of the expected Outstanding Dollar Principal Amount of such Tranche of ONEseries Notes as of such Scheduled Principal Payment Date.

                           (ii) Notwithstanding anything to the contrary in clause (i), on or before the Determination Date immediately preceding the first business day of the month that is twelve (12) whole calendar months prior to the Scheduled Principal Payment Date of any Tranche of ONEseries Notes, and each Determination Date thereafter until the Accumula tion Commencement Date, the Servicer will determine the "Accumulation Period Length" which shall equal a number of months not less than the number of whole calendar months reasonably expected by the Servicer to be necessary to accumulate from ONEseries Available Principal Collections an amount equal to the Nominal Liquidation Amount of such Tranche of ONEseries Notes; provided, however, that the Accumulation Period Length will not be determined to be less than one whole calendar month; provided further, however, that if the Servicer determines that the Accumulation Period Length will be less than twelve (12) whole calendar months, the Servicer shall on the first Determination Date on which the Accumulation Period Length is determined send written notice to the Indenture Trustee, the Collateral Agent and each Note Rating Agency then rating any Outstanding ONEseries Notes, which notice shall state the applicable Accumu lation Period Length.

                  (c) Prefunding of the Principal Funding Account of Senior Classes. If the Issuer determines with respect to any Monthly Period with respect to any Class A Notes or Class B Notes that, after giving effect to all allocations, payments and deposits that will be made on the First Note Transfer Date and each Note Transfer Date occurring in the immediately succeeding Monthly Period, the Prefunding Target Amount of such Class is greater than zero, the targeted deposit to the Principal Funding Sub-Accounts for such Class will be the Prefunding Target Amount for the ONEseries for such Monthly Period.

                  (d) Event of Default, Early Amortization Event, Other Optional or Mandatory Redemption. If any Tranche of ONEseries Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Amortization Event with respect to any Tranche of ONEseries Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemp tion of any Tranche of ONEseries Notes, the deposit targeted for that Tranche of ONEseries Notes with respect to that Monthly Period and each following Monthly Period will be equal to the Nominal Liquidation Amount of that Tranche of ONEseries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of ONEseries Notes as a result of Investor Charge-Offs and any reallocations of ONEseries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of ONEseries Notes as a result of reimbursements thereof pursuant to subsection 3.02(d) to be made on the First Note Transfer Date in the immediately succeeding Monthly Period).

                  (e) Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding ONEseries Dollar Notes or ONEseries Foreign Currency Notes has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of ONEseries Notes on each Note Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related Terms Document.

                  Section 3.13 Allocations among Principal Funding Sub-Accounts. Subject to the restrictions of Section 3.17, the aggregate amount of the deposits to be made to the Principal Funding Sub-Accounts for each Tranche of ONEseries Notes pursuant to Section 3.12 for each Monthly Period will be allocated, and a portion deposited in the Principal Funding Sub-Account for each Tranche of ONEseries Notes, as follows:

                  (a) ONEseries Available Principal Collections Equal to Targeted Amount. Subject to clause (c) below, if ONEseries Available Principal Collections remaining after giving effect to subsections 3.09(a) through (d) are equal to or greater than the aggregate amount of ONEseries Available Principal Collections targeted to be deposited into the Principal Funding Sub-Accounts for all Tranches of ONEseries Notes pursuant to Section 3.12, then that targeted amount will be deposited in the Principal Funding Sub-Account established for each Tranche of ONEseries Notes.

                  (b) ONEseries Available Principal Collections Are Less Than Targeted Amounts. Subject to clause (c) below, if ONEseries Available Principal Collections remaining after giving effect to subsections 3.09(a) through (d) are less than the aggregate amount targeted to be deposited into the Principal Funding Sub-Accounts for all Tranches of ONEseries Notes pursuant to Section 3.12, then remaining ONEseries Available Principal Collections will be deposited in the Principal Funding Sub-Account established for each Tranche of ONEseries Notes in the following priority:

                           (i) first, the amount available will be allocated to the Class A Notes pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class A Notes pursuant to Section 3.12, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class A Notes pursuant to Section 3.12;

                           (ii) second, the amount available after the application in clause (i) above will be allocated to the Class B Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class B Notes pursuant to Section 3.12, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class B Notes pursuant to Section 3.12; and

                           (iii) third, the amount available after the applications in clauses (i) and (ii) above will be allocated to the Class C Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class C Notes pursuant to Section 3.12, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class C Notes pursuant to Section 3.12.

                  (c) Reallocation of Deposits to the Principal Funding Sub-Account of any Subordinated Tranche of ONEseries Notes. If the restrictions of subsection 3.17(a) prevent the deposit of ONEseries Available Principal Collections into the Principal Funding Sub-Account of any Subordinated Tranche of ONEseries Notes, the aggregate amount of ONEseries Available Principal Collections available to make the targeted deposit for such Subordinated Tranche will be allocated first, if applicable, to each Tranche of Class A Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of ONEseries Notes for such Tranche of Class A Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of ONEseries Notes for all Tranches of Class A Notes and, second, if applicable, to each Tranche of Class B Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of ONEseries Notes for such Tranche of Class B Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of ONEseries Notes for all Tranches of Class B Notes.

                  Section 3.14 Amounts to be Treated as ONEseries Available Principal Collec tions; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Sub-Accounts. The following deposits and payments will be made on the following dates:

                  (a) Amounts to be Treated as ONEseries Available Principal Collections. In addition to Available Principal Collections allocated to the ONEseries pursuant to Section 3.3 of the Asset Pool One Supplement and Section
3.08 hereof, any Shared Excess Available Principal Collections allocated to the ONEseries pursuant to Section 3.28, any Asset Pool One Collateral Certificate Principal Shortfall Payments allocated to the ONEseries pursuant to Section 3.29 and any amounts to be treated as ONEseries Available Principal Collections pursuant to any Terms Document, the following amounts shall be treated as ONEseries Available Principal Collections for application in accordance with this Article III with respect to any Monthly Period:

                           (i) ONEseries Available Finance Charge Collections. ONEseries Available Principal Collections will include ONEseries Available Finance Charge Collections to be treated as ONEseries Available Principal Collections pursuant to subsection 3.02(c) or 3.02(d).

                           (ii) Dollar Payments from Derivative Counterparties for Principal. Dollar payments received under Derivative Agreements for principal for any Tranche of ONEseries Notes will be treated as ONEseries Available Principal Collections.

                  (b) Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for ONEseries Notes with principal payable in a Foreign Currency will be applied as specified in the applicable Terms Document.

                  (c) Class C Reserve Sub-Account. Withdrawals made from the Class C Reserve Sub-Account for any Tranche of Class C Notes pursuant to subsection 3.25(b) will be deposited into the applicable Principal Funding Sub-Account on the applicable Note Transfer Date.

                  (d) Sale Proceeds. Sales Proceeds received pursuant to subsection 3.22(c)(i) for any Tranche of ONEseries Notes will be deposited into the applicable Principal Funding Sub-Account on the date of receipt by the Issuer.

                  (e) Issuance Proceeds. If any Tranche of ONEseries Notes remains Outstand ing after its Scheduled Principal Payment Date, issuance proceeds received pursuant to the issuance of a new Tranche of ONEseries Notes will be deposited into the applicable Principal Funding Sub-Account on the date of receipt by the Issuer and applied to pay the Outstanding Dollar Principal Amount of such Tranche of ONEseries Notes on the next succeeding Principal Payment Date for such Tranche of ONEseries Notes; provided, that the Servicer may, upon five Business Days' prior written notice to the Indenture Trustee, specify a special Principal Payment Date and Interest Payment Date which may occur on any Business Day and on which the Outstanding Dollar Principal Amount and all accrued and unpaid interest through such date shall be paid on the Notes.

                  Section 3.15 Withdrawals from Interest Funding Account. Withdrawals made pursuant to this Section 3.15 with respect to any Tranche of ONEseries Notes will be made from the Interest Funding Sub-Account established for that Tranche only after all allocations and reallocations have been made pursuant to Sections 3.03, 3.04, 3.05 and 3.09. In no event will the aggregate amount of the withdrawals from an Interest Funding Sub-Account for any month be more than the amount on deposit in the applicable Interest Funding Sub-Account. A single Tranche of ONEseries Notes may be entitled to more than one of the following withdrawals in any month.

                  (a) Withdrawals for ONEseries Dollar Notes. On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of ONEseries Dollar Notes, an amount equal to the interest due on the applicable Tranche of ONEseries Notes on such Interest Payment Date (including any overdue interest payments and additional interest on overdue interest payments with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

                  (b) Withdrawals for Foreign Currency Notes with a non-Performing Deriva tive Agreement for Interest. On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of ONEseries Foreign Currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable Terms Document will be withdrawn from that Interest Funding Sub-Account and, if so specified in the applicable Terms Document, converted to the applicable Foreign Currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

                  (c) Withdrawals for ONEseries Discount Notes. On each applicable Monthly Principal Accrual Date, with respect to each Tranche of ONEseries Discount Notes, an amount equal to the amount of the accretion of principal of that Tranche of ONEseries Notes from the prior Monthly Principal Accrual Date (or, in the case of the first Principal Payment Date, the date of issuance of that Tranche) to but excluding the applicable Monthly Principal Accrual Date will be withdrawn from that Interest Funding Sub-Account and paid to the Issuer to be applied as set forth in Section 3.19.

                  (d) Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of ONEseries Notes which has a Performing or non-Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including, if applicable, any overdue interest payments and any additional interest on overdue interest payments) will be withdrawn from that Interest Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.

                  (e) Excess Amounts. After payment in full of any Tranche of ONEseries Notes, any amount remaining on deposit in the applicable Interest Funding Sub-Account will be first, to the extent needed, allocated among and deposited to the Interest Funding Sub-Account of the Tranches of ONEseries Notes in the manner, order and priority set forth in subsection 3.04(b), second, to the extent needed, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of ONEseries Notes in the manner, order and priority set forth in subsection 3.13(b), and third, paid to the applicable Transferor.

                  If the aggregate amount available for withdrawal from an Interest Funding Sub-Account for any Tranche of ONEseries Notes in a Monthly Period is less than all withdraw als required to be made from that Interest Funding Sub-Account for that Tranche in a Monthly Period after giving effect to all deposits, then the amounts on deposit in that Interest Funding Sub-Account will be withdrawn and, if payable to more than one Person, applied pro rata based on the amount of each of the withdrawals required to be made.

                  Section 3.16 Withdrawals from Principal Funding Account. Withdrawals made pursuant to this Section 3.16 with respect to any Tranche of ONEseries Notes will be made from the Principal Funding Sub-Accounts established for that Tranche only after all allocations have been made pursuant to Sections 3.12, 3.13 and 3.14. In no event will the amount of the with drawal for any Tranche of ONEseries be more than the amount on deposit in the applicable Principal Funding Sub-Account. A single Tranche of ONEseries Notes may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

                  (a) Withdrawals for ONEseries Dollar Notes with no Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of ONEseries Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable Tranche of ONEseries Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

                  (b) Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal. On each date on which a payment is required under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of ONEseries Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

                  (c) Withdrawals for ONEseries Dollar Notes with a non-Performing Deriva tive Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Documents) with respect to each Tranche of ONEseries Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Principal Funding Sub-Account, converted based on the applicable Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

                  (d) Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each Principal Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of ONEseries Foreign Currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Sub-Account and, if so specified in the applicable Terms Document, converted to the applicable Foreign Currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document. Any excess dollar amount will be retained on deposit in the applicable Principal Funding Sub-Account to be applied to make principal payments on following Principal Payment Dates.

                  (e) Withdrawal of Prefunding Excess Amounts. If the Issuer on any date determines with respect to any Class of Class A Notes or Class B Notes that, after giving effect to all issuances, deposits, allocations, reimbursements, reallocations and payments on such date, the Prefunding Excess Amount of that Class is greater than zero, that amount will be withdrawn by the Servicer from the Principal Funding Sub-Account of that Class of ONEseries Notes and first, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of ONEseries Notes in the manner, order and priority set forth in subsection 3.13(b), and then, paid to the Issuer to be applied as set forth in Section 3.19 in respect of the Monthly Period in which such withdrawal occurs; provided, however, that subject to the conditions set forth in Section 3.1 of the Asset Pool One Supplement, the Servicer need not make such deposit or payment until the First Note Transfer Date following such Monthly Period.

                  (f) Legal Maturity Date. On the Legal Maturity Date of any Tranche of ONEseries Notes, after giving effect to any deposits, allocations, reimbursements, reallocations, sales of Collateral or other payments to be made on that date, amounts on deposit in the Principal Funding Sub-Account of any Tranche of a Subordinated Class of ONEseries Notes may be applied to pay principal of that Tranche, to make a payment under a Derivative Agreement with respect to principal of that Tranche or to make other payments as specified in the related Terms Document.

                  (g) Excess Amounts. Upon payment in full of any Tranche of ONEseries Notes, any remaining amount on deposit in the applicable Principal Funding Sub-Account will be first, allocated among and deposited to the Interest Funding Sub-Account of the Tranches of ONEseries Notes in the manner, order and priority set forth in subsection 3.04(b), second, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of ONEseries Notes in the manner, order and priority set forth in subsection 3.13(b), and third, paid to the applicable Transferor.

                  If the aggregate amount available for withdrawal from a Principal Funding Sub-Account for any Tranche of ONEseries Notes is less than all withdrawals required to be made from that Principal Funding Sub-Account for that Tranche with respect to a Monthly Period, after giving effect to all deposits to be made with respect to such Monthly Period, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

                  Section 3.17 Limit on Deposits to the Principal Funding Sub-Account of Subordinated Class of ONEseries Notes; Limit on Repayments of all Tranches.

                  (a) Limit on Deposits to the Principal Funding Sub-Account of Subordinated Class of ONEseries Notes.

                           (i) No ONEseries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class B Notes unless, following such deposit, the available subordinated amount of Class B Notes is at least equal to the aggregate Class A Unused Subordinated Amount of Class B Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class B Notes is equal to the aggregate Nominal Liquidation Amount of all other Class B Notes of the ONEseries which will be Outstanding after giving effect to any reductions in the Nominal Liquidation Amount of all such Outstanding Class B Notes occurring in such Monthly Period.

                           (ii) No ONEseries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class C Notes unless, following such deposit, (A) the available subordinated amount of Class C Notes is at least equal to the Class B Unused Subordinated Amount of Class C Notes for all Outstanding Class B Notes and (B) the available subordinated amount of Class C Notes is at least equal to the Class A Unused Subordinated Amount of Class C Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the aggregate Nominal Liquidation Amount of all other Class C Notes of the ONEseries which will be Outstanding after giving effect to any reductions in the Nominal Liquida tion Amount of all such Outstanding Class C Notes occurring in such Monthly Period.

                           (iii) Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, ONEseries Available Principal Collections will be deposited in the Principal Funding Sub-Account of a Subordinated Class of ONEseries Notes, if and only to the extent that (A) such deposit is not contrary to clause (a)(i) or (a)(ii) above and (B) the Prefunding Target Amount for each Senior Class of ONEseries Notes is zero or the Prefunding Target Amount has been funded to the extent necessary for such Note Transfer Date.

                  (b) Limit on Repayments of all Tranches. No amounts on deposit in a Principal Funding Sub-Account of any Tranche of Class A Notes or Class B Notes will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of ONEseries Foreign Currency Notes, such other amount that may be specified in the related Terms Document). In the case of any Tranche of Class C Notes, no amounts on deposit in a Principal Funding Sub-Account or, if applicable, a Class C Reserve Sub-Account for any such Tranche will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of ONEseries Foreign Currency Notes, such other amount that may be specified in the related Terms Document).

                  Section 3.18 Calculation of Nominal Liquidation Amount. On the date of issuance of a Tranche of ONEseries Notes and on each Business Day thereafter, the Nominal Liquidation Amount of each Tranche of Outstanding Notes in the ONEseries shall be the following amount:

                  (a) as of the date of issuance of such Tranche of ONEseries Notes, the Initial Dollar Principal Amount of such Tranche of ONEseries Notes; and

                  (b) thereafter, the sum of, without duplication:

                           (i) the Nominal Liquidation Amount of such Tranche of ONEseries Notes determined on the immediately prior date of determination; plus

                           (ii) with respect to any Tranche of ONEseries Discount Notes, the aggregate amount of any accretions of principal on that Tranche since the prior date of determination; plus

                           (iii) the aggregate amount withdrawn from the Principal Funding Sub-Account pursuant to subsection 3.16(e) for such Tranche since the prior date of determination; plus

                           (iv) such Tranche's allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to subsection 3.02(d) since the prior date of determination determined as set forth in Section 3.07; plus

                           (v) the aggregate initial principal amount of any additional Notes of such Tranche of ONEseries Notes issued after the initial issuance date for such Tranche of ONEseries Noes; minus

                           (vi) such Tranche's allocable share of all reallocations of ONEseries Available Principal Collections pursuant to Section 3.09 since the prior date of determi nation, determined as set forth in Section 3.11; minus

                           (vii) the amount of the reduction of the Nominal Liquidation Amount of such Tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.06; minus

                           (viii) the amount deposited in the applicable Principal Funding Sub-Account for such Tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a Tranche of ONEseries Notes may never be less than zero, (2) the Nominal Liquidation Amount of any Tranche of ONEseries Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such Tranche and (3) the Nominal Liquidation Amount of any Tranche of ONEseries Notes that has caused a sale of Collateral pursuant to Section 3.22 or which has reached its Legal Maturity Date will be zero.

                  The Nominal Liquidation Amount for the ONEseries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of ONEseries Notes.

                  Section 3.19 Reinvestment in the Collateral of Asset Pool
One.

                  (a) The amount of principal accreted on any Tranche of ONEseries Discount Notes available pursuant to subsection 3.15(c) will be applied by the Issuer in accordance with Section 2.2 of the Asset Pool One Supplement.

                  (b) The portion of the Prefunding Excess Amount, if any, withdrawn from the Principal Funding Account to be paid to the Issuer pursuant to subsection 3.16(e) will be applied by the Issuer in accordance with Section
2.2 of the Asset Pool One Supplement.

                  Section 3.20 Netting of Deposits and Payments. The Servicer, on behalf of the Issuer, may, in its sole discretion, make all deposits to Interest Funding Sub-Accounts and Principal Funding Sub-Accounts pursuant to Sections 3.03 and 3.12 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.09,
(b) all payments to be made to Derivative Counterparties pursuant to Sections
3.15 and 3.16 and (c) all reinvestments in Asset Pool One to be made pursuant to Section 3.19 in accordance with Section 2.2 of the Asset Pool One Supplement.

                  Section 3.21 Pro Rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the ONEseries Notes of a single Tranche will be made pro rata based on the Nominal Liquidation Amount of their Notes.

                  Section 3.22 Sale of Collateral for Notes that are Accelerated or Reach Legal Maturity.

                  (a) (i) If a Tranche of ONEseries Notes has been accelerated pursuant to Section 6.02 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Holders of more than 662/3% of the Outstanding Dollar Principal Amount of that Tranche of ONEseries Notes will, cause the Collateral Agent for Asset Pool One to sell Collateral (or interests therein) pledged to Asset Pool One in a principal amount up to 105% of the Nominal Liquidation Amount of the affected Tranche (but not more than an amount of Collateral equal to the sum of (1) the product of (A) the Asset Pool One Transferor Percentage, (B) the aggregate outstanding Asset Pool One Pool Balance and (C) a fraction, the numerator of which is the ONEseries Floating Allocation Percentage and the denominator of which is the sum of the Noteholder Percentages for the allocation of Asset Pool One Finance Charge Collections for all Series of Asset Pool One Notes, and (2) the Nominal Liquidation Amount of the affected Tranche).

                           (ii) Such a sale will be permitted only if at least one of the following conditions is met:

                                   (A) the Holders of more than 90% of the
                  aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of ONEseries Notes consent; or

                                    (B) the net proceeds of such sale (plus
                  amounts on deposit in the applicable Sub-Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the acceler ated Tranche of ONEseries Notes; or

                                    (C) if the Indenture Trustee determines
                  that the funds to be allocated to the accelerated Notes, including (1) ONEseries Available Finance Charge Collections and ONEseries Available Principal Collections allocable to the accelerated Tranche of ONEseries Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable Sub-Accounts, may not be sufficient on an ongoing basis to make all payments on the accelerated Tranche of ONEseries Notes as such payments would have become due if such obligations had not been declared due and payable, and the Holders of more than 662/3% of the aggregate Outstanding Dollar Principal Amount of Notes of the accelerated Tranche of ONEseries Notes consent to the sale.

                           (iii) In the case of an acceleration of a Tranche of ONEseries Notes of a Subordinated Class, if the provisions of
         Section 3.17 would prevent the payment of the accelerated Tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding Sub-Accounts for the Senior Classes of ONEseries Notes has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of ONEseries Notes.

                  (b) If the Nominal Liquidation Amount with respect to any Tranche of ONEseries Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Collateral Agent for Asset Pool One shall sell or cause to be sold Collateral (or interests therein) pledged to Asset Pool One on that Legal Maturity Date in an amount up to 105% of the Nominal Liquidation Amount of such Tranche of the ONEseries Notes at the close of business on such date (but not more than an amount of Collateral equal to the sum of (1) the product of (A) the Asset Pool One Transferor Percentage,
(B) the aggregate outstanding Asset Pool One Pool Balance and (C) a fraction, the numerator of which is the ONEseries Floating Allocation Percentage and the denominator of which is the sum of the Noteholder Percentages for the allocation of Asset Pool One Finance Charge Collections for all Series of Asset Pool One Notes, and (2) the Nominal Liquidation Amount of the affected Tranche).

         Upon the occurrence of such sale, the Nominal Liquidation Amount of such Tranche of ONEseries Notes shall be automatically reduced to zero and Available Principal Collections and Available Finance Charge Collections shall no longer be allocated to such Tranche of ONEseries Notes. Noteholders of such Tranche of ONEseries Notes shall receive the proceeds of such sale in an amount not to exceed the Outstanding Dollar Principal Amount of, plus any accrued, past due and additional interest on, such Tranche of ONEseries Notes.

                  (c) Sales proceeds received with respect to a Tranche of ONEseries Notes pursuant to clause (a) or (b) will be allocated in the following priority:

                           (i) first, to be deposited in the Principal Funding Sub-Account for that Tranche of ONEseries Notes, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in such Sub-Account to the Outstanding Dollar Principal Amount for such Tranche of ONEseries Notes (notwithstanding any limitation in Section 3.12 to the contrary); and

                           (ii) second, to be deposited in the Interest
         Funding Sub-Account of that Tranche of ONEseries Notes, the balance of such sales proceeds.

                  (d) Any amount remaining on deposit in the Interest Funding Sub-Account for a Tranche of ONEseries Notes that has caused a sale of Collateral pursuant to this Section 3.22 after final payment thereof pursuant to Section 6.03 of the Indenture, will be treated as ONEseries Available Finance Charge Collections.

                  Section 3.23  Calculation of Prefunding Target Amount.

                  (a) With respect to all Tranches of Class A Notes, the Prefunding Target Amount means the greater of the amount computed under clause
(i) or (ii) for the applicable Monthly Period:

                           (i) The Prefunding Target Amount for Tranches of Class A Notes with respect to Class B Notes for any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstand ing Dollar Principal Amount of all Tranches of Outstanding Class B Notes (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) (other than Tranches which have (A) had Early Amortization Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Scheduled Principal Payment Date in or with respect to the current Monthly Period or any earlier Monthly Period) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes which are Outstanding as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period).

                           (ii) The Prefunding Target Amount for Tranches of Class A Notes with respect to Class C Notes for any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstand ing Dollar Principal Amount of all Tranches of Outstanding Class C Notes (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) (other than Tranches which have (A) had Early Amortization Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Scheduled Principal Payment Date in or with respect to the current Monthly Period or any earlier Monthly Period) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes which are Outstanding as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period).

                  (b) With respect to all Tranches of Class B Notes, the Prefunding Target Amount means with respect to Class C Notes for any Monthly Period an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class B Notes as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immedi ately succeeding Monthly Period) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period) (other than Tranches which have (A) had Early Amortization Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Scheduled Principal Payment Date in or with respect to the current Monthly Period or any earlier Monthly Period) and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes which are Outstanding as of the close of business on the last day of such Monthly Period (taking into consideration any deposits or withdrawals to be made on any Note Transfer Date in the immediately succeeding Monthly Period).

                  (c) On any day during any Monthly Period on which the Prefunding Target Amount for any Tranche of senior notes first exceeds zero, the Issuer will apply Segregated ONEseries Finance Charge Collections, as set forth in subsection 3.05(a)(i).

                  Section 3.24   Targeted Deposits to the Class C Reserve
Account.

                  (a) The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Monthly Period is an amount equal to the sum of Class C Reserve Sub-Account deposits, if any, targeted to be made for each specified Tranche of Class C Notes on the applicable Note Transfer Date in the immediately succeeding Monthly Period. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the Terms Document for such Tranche of Class C Notes. Unless another time is specified for making such deposits in the Terms Document for each such Tranche of Class C Notes, these deposits will be made on each applicable Note Transfer Date for that Tranche of Class C Notes.

                  (b) If, as determined on each Determination Date, the amount of funds which will be available on the applicable Note Transfer Date for a Tranche of Class C Notes pursuant to subsection 3.02(e) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

                  (c) If, as determined on each Determination Date, the amount of funds which will be available on the applicable Note Transfer Date for a Tranche of Class C Notes pursuant to subsection 3.02(e) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each Tranche of Class C Notes to the extent of its targeted deposit to the applicable Class C Reserve Sub-Account pro rata based on the ratio of the Nominal Liquidation Amount of that Tranche used in the ONEseries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount of all Tranches of Class C Notes used in the ONEseries Floating Allocation Percentage for the immediately preceding Monthly Period that have a targeted deposit to its respective Class C Reserve Sub-Account; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be further allocated to each Tranche of Class C Notes which has a remaining targeted deposit to its Class C Reserve Sub-Account up to the amount of such remaining targeted deposit pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes used in the ONEseries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount of all Tranches of Class C Notes used in the ONEseries Floating Allocation Percentage for the immediately preceding Monthly Period.

                  Section 3.25 Withdrawals from the Class C Reserve Account. Withdrawals for any Tranche of Class C Notes will be made from the applicable Class C Reserve Sub-Account as specified below.

                  (a) Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on ONEseries Discount Notes. If the amount on deposit in the Interest Funding Sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.15, on the Note Transfer Date for a Tranche of Class C Notes, an amount equal to that deficiency will be withdrawn from the Class C Reserve Sub-Account for such Tranche and deposited into that Interest Funding Sub-Account.

                  (b) Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If, on and after the earliest to occur of
(i) the date on which any Tranche of Class C Notes is accelerated pursuant to
Section 6.02 of the Indenture following an Event of Default and acceleration of maturity with respect to such Tranche, (ii) any date on or after the Note Transfer Date related to the Scheduled Principal Payment Date for such Tranche of Class C Notes on which the amount on deposit in the Principal Funding Sub-Account for any Tranche of Class C Notes plus the aggregate amount on deposit in the Class C Reserve Sub-Account for such Tranche of Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class C Notes and (iii) the Legal Maturity Date for any Tranche of Class C Notes, the amount on deposit in the Principal Funding Sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.16, an amount equal to that deficiency will be withdrawn from that Class C Reserve Sub-Account for such Tranche of Class C Notes and deposited into that Principal Funding Sub-Account on the Note Transfer Date for such Tranche of Class C Notes relating to the date of the applicable withdrawal required pursuant to Section 3.16.

                  (c) Withdrawal of Excess Amounts. If on any Note Transfer Date for a Tranche of Class C Notes with respect to which no Class C Notes have been accelerated, and the aggregate amount on deposit in any Class C Reserve Sub-Account exceeds the amount required to be on deposit in such Class C Reserve Sub-Account, the amount of such excess will be withdrawn from the Class C Reserve Sub-Account and first, allocated among and deposited to the other Class C Reserve Sub-Accounts of the Tranches of Class C Notes in the manner, order and priority set forth in subsection 3.24(c), and then, paid to the Issuer. Upon payment in full of any Tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve Sub-Account will be applied in accordance with the preceding sentence.

                  Section 3.26    Computation of Interest.

                  Unless otherwise provided as contemplated in Section 3.01 of the Indenture, (i) interest on the ONEseries Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months, as set forth more completely in the applicable Terms Document, and (ii) interest on the ONEseries Notes computed on the basis of a floating or periodic rate will be calculated on the basis of the actual number of days elapsed from and including the preceding Interest Payment Date to but excluding the current Interest Payment Date and a 360-day year.

                  Section 3.27    Shared Excess Available Finance Charge
Collections.

                  (a) The ONEseries shall be included in Shared Excess Available Finance Charge Collections Group A for the purpose of sharing Shared Excess Available Finance Charge Collections. Shared Excess Available Finance Charge Collections Group A may include Series secured by the collateral in Asset Pools other than Asset Pool One. Shared Excess Available Finance Charge Collections allocable to the ONEseries with respect to any Monthly Period shall be treated as ONEseries Available Finance Charge Collections with respect to such Monthly Period and applied on the First Note Transfer Date in the immediately succeeding Monthly Period.

                  (b) Unless otherwise provided pursuant to the terms of
Section 3.12 of the Indenture, Shared Excess Available Finance Charge Collections with respect to any Monthly Period shall be shared within Shared Excess Available Finance Charge Collections Group A to cover the applicable Series Available Finance Charge Collections Shortfalls for such Monthly Period, if any, and applied on the applicable Note Transfer Date in the immediately succeeding Monthly Period for each Series included in Shared Excess Available Finance Charge Collections Group A for such Monthly Period. Shared Excess Available Finance Charge Collections allocable to the ONEseries with respect to each Monthly Period shall mean an amount equal to the Series Available Finance Charge Collections Shortfall, if any, with respect to the ONEseries for each Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Finance Charge Collections for all Shared Excess Available Finance Charge Collec tions Series in Shared Excess Available Finance Charge Collections Group A for each Monthly Period is less than the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period, then Shared Excess Available Finance Charge Collections allocable to the ONEseries with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Finance Charge Collections for all Shared Excess Available Finance Charge Collec tions Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Finance Charge Collections Shortfall with respect to the ONEseries for such Monthly Period and the denominator of which is the Aggregate Series Available Finance Charge Collections Shortfall for all Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period.

                  (c) To the extent that Shared Excess Available Finance Charge Collections exceed the Aggregate Series Available Finance Charge Collections Shortfall, such excess shall be paid to the Issuer.

                  Section 3.28   Shared Excess Available Principal Collections.

                  (a) Shared Excess Available Principal Collections from each Series of Asset Pool One Notes and the Excess Funding Amount for Asset Pool One shall be shared among each Series of Asset Pool One Notes, including the ONEseries. Shared Excess Available Principal Collections allocable to the ONEseries with respect to any Monthly Period shall be treated as ONEseries Available Principal Collections for such Monthly Period and applied on the applica ble Note Transfer Date in the immediately succeeding Monthly Period.

                  (b) Shared Excess Available Principal Collections with respect to any Monthly Period shall be shared by each Series of Asset Pool One Notes to cover the applicable Series Available Principal Collections Shortfalls, if any, for each Series of Asset Pool One Notes for such Monthly Period and applied on the applicable Note Transfer Date in the immediately succeeding Monthly Period. Shared Excess Available Principal Collections allocable to the ONEseries with respect to any Monthly Period shall mean an amount equal to the Series Available Principal Collections Shortfall, if any, with respect to the ONEseries for such Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Principal Collections for all Series of Asset Pool One Notes for such Monthly Period is less than the Aggregate Series Available Principal Collections Shortfall for such Monthly Period, then Shared Excess Available Principal Collections allocable to the ONEseries with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Principal Collections for all Series of Asset Pool One Notes for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Principal Collections Shortfall with respect to the ONEseries for such Monthly Period and the denominator of which is the Aggregate Series Available Principal Collections Shortfall for such Monthly Period.

                  (c) Unless otherwise specified in the Indenture Supplement for any other Series of Asset Pool One Notes, any Shared Excess Available Principal Collections for each Series of Asset Pool One Notes for any Monthly Period which will remain after application pursuant to clause (b) above shall be treated as part of the Asset Pool One Reinvestment Amount for the First Note Transfer Date in the next succeeding Monthly Period. The Shared Excess Available Principal Collections from Series of Asset Pool One Notes will not be available for application by Series of Notes that are not Asset Pool One Notes.

                  Section 3.29 Payment of Principal Collections Received with Respect to Remaining Series Available Principal Collections Shortfall from Asset Pool One Collateral Certificates.

                  (a) Following application of Shared Excess Available Principal Collections pursuant to Section 3.28, Asset Pool One Collateral Certificate Principal Shortfall Payments shall be shared among each Series of Asset Pool One Notes, including the ONEseries. Asset Pool One Collateral Certificate Principal Shortfall Payments allocable to the ONEseries with respect to any Monthly Period shall be treated as ONEseries Available Principal Collections with respect to such Monthly Period and applied on the applicable Note Transfer Date in the next succeeding Monthly Period.

                  (b) Asset Pool One Collateral Certificate Principal Shortfall Payments shall be shared by each Series of Asset Pool One Notes to cover the Remaining Series Available Principal Collections Shortfall, if any, for each Series of Asset Pool One Notes for such Monthly Period; provided, however, that if the aggregate amount of Asset Pool One Collateral Certificate Principal Shortfall Payments is less than the Aggregate Remaining Series Available Principal Collections Shortfall for such Monthly Period, then Asset Pool One Collateral Certificate Principal Shortfall Payments allocable to the ONEseries for such Monthly Period shall equal the product of (i) the Asset Pool One Collateral Certificate Principal Shortfall Payments for such Monthly Period and (ii) a fraction, the numerator of which is the Remaining Series Available Principal Collections Shortfall with respect to the ONEseries for such Monthly Period and the denominator of which is the Aggregate Remaining Series Available Principal Collections Shortfall for such Monthly Period.

                  Section 3.30 Allocations of Segregated ONEseries Finance Charge Collections.

                  Segregated ONEseries Finance Charge Collections shall be allocable to cover the Principal Funding Sub-Account Earnings Shortfall, if any, with respect to each Tranche of ONEseries Notes for such Monthly Period. Segregated ONEseries Finance Charge Collections to be applied for the benefit of ONEseries Notes with respect to any Note Transfer Date shall mean an amount equal to the lesser of (i) the sum of the Principal Funding Sub-Account Earnings Shortfall for all Tranches of ONEseries Notes with respect to such Monthly Period and (ii) the Segregated ONEseries Finance Charge Collections for the related Monthly Period.

                  Section 3.31 Final Payment. Each Class or Tranche of ONEseries Notes, as applicable, will be considered to be paid in full, the Holders of such Class or Tranche of ONEseries Notes, as applicable, will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such Class or Tranche of ONEseries Notes, as applicable, on the earliest to occur of:

                  (a) the date of the payment in full of the Outstanding Dollar Principal Amount of and all accrued, past due and additional interest on that Class or Tranche of ONEseries Notes, as applicable;

                  (b) the date on which the Outstanding Dollar Principal Amount of such ONEseries Notes, after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made on such date, is reduced to zero, and all accrued, past due and additional interest on such ONEseries Notes is paid in full;

                  (c) on the Legal Maturity Date of such Class or Tranche of ONEseries Notes, after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made on such date; or

                  (d) the date on which a sale of assets has taken place with respect to such Tranche of ONEseries Notes as set forth in Section 3.22.


                             [END OF ARTICLE III]

                                  ARTICLE IV

                          Early Amortization of Notes

                  Section 4.01  Early Amortization Events.

                  (a) In addition to the events identified as Early Amortization Events in Section 11.01 of the Indenture, the occurrence of any of the following events (each, an "Early Amortization Event") will result in an early amortization event for the ONEseries Notes:

                           (i) if the average Excess Spread Percentage for any three consecutive Monthly Periods is less than the Required Excess Spread Percentage;

                           (ii) if (x) the Issuer fails to add additional Collateral to Asset Pool One or (y) the Invested Amount of an existing Asset Pool One Collateral Certificate is not increased when either action is required pursuant to the Asset Pool One Supplement;

                           (iii) if any Master Owner Trust Servicer Default occurs which would have a material adverse effect on the ONEseries Noteholders; or

                           (iv) if (x) any Asset Pool One Restriction Event shall have occurred and (y) (1) the Asset Pool One Pool Balance for the Monthly Period in which such Asset Pool One Restriction Event shall have occurred or any Monthly Period thereafter as determined with respect to each Monthly Period on the following Determination Date, calculated without giving effect to (I) the Invested Amount of any Asset Pool One Collateral Certificate with respect to which an Asset Pool One Restriction Event has occurred and (II) any Asset Pool One Principal Receivables arising in any Asset Pool One Account with respect to which an Asset Pool One Restriction Event has occurred, does not equal or exceed the Asset Pool One Minimum Pool Balance for such Monthly Period or (2) the Asset Pool One Transferor Amount for the Monthly Period in which such Asset Pool One Restriction Event shall have occurred or any Monthly Period thereafter as determined with respect to each Monthly Period on the following Determination Date, calculated without giving effect to (I) the Invested Amount of any Asset Pool One Collateral Certificate with respect to which an Asset Pool One Restriction Event has occurred and (II) any Asset Pool One Principal Receivables arising in any Asset Pool One Account with respect to which an Asset Pool One Restriction Event has occurred, does not equal or exceed the Asset Pool One Required Transferor Amount for such Monthly Period, and in each case within 10 days of the applicable Determination Date the Issuer shall fail to add additional Collateral to Asset Pool One or increase the Invested Amount of an Asset Pool One Collateral Certificate in a sufficient amount such that the Asset Pool One Pool Balance equals or exceeds the Asset Pool One Minimum Pool Balance for the Monthly
         Period in which the Asset Pool One Restriction Event occurred and the Asset Pool One Transferor Amount equals or exceeds the Asset Pool One Required Transferor Amount for the Monthly Period in which the Asset Pool One Restriction Event occurred, each as calculated after giving effect to the reductions specified in clauses (y)(1)(I) and (y)(1)(II), or (y)(2)(I) and (y)(2)(II) above and after giving effect to such additions or increases as if made prior to the close of business on the last day of the applicable Monthly Period.

                  (b) In addition, the Terms Document for any Tranche of ONEseries Notes may list additional events which are "Early Amortization Events" with respect to such Tranche of ONEseries Notes.

                              [END OF ARTICLE IV]

                                   ARTICLE V

                         Bank Accounts and Investments

                  Section 5.01   Bank Accounts.

                  (a) On or before the Closing Date, the Issuer will cause to be established and maintained three Qualified Bank Accounts denominated as follows: the "Interest Funding Account," the "Principal Funding Account," and the "Class C Reserve Account" in the name of the Collateral Agent, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the ONEseries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). The Interest Funding Account, the Principal Funding Account and the Class C Reserve Account constitute Supplemental Bank Accounts and shall be under the sole dominion and control of the Collateral Agent for the benefit of the ONEseries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). If, at any time, the institution holding any of the Interest Funding Account, the Principal Funding Account or the Class C Reserve Account ceases to be a Qualified Institution, the Issuer will within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be, that is a Qualified Bank Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account or Class C Reserve Account is established, it will be the "Interest Funding Account," "Principal Funding Account" or "Class C Reserve Account," as the case may be. Each Tranche of ONEseries Notes will have its own Sub-Account within the Interest Funding Account, the Principal Funding Account and, in the case of the Class C Notes, the Class C Reserve Account. The Interest Funding Account, the Principal Funding Account, and the Class C Reserve Account will receive deposits pursuant to Article III.

                  (b) Notwithstanding any provision of subsection 4.03(a) of the Indenture to the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Permitted Investments that will mature no later than the following applicable Note Transfer Date.

                  (c) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account or the Class C Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 1:00 p.m. New York City time on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable Sub-Account or as otherwise provided in Article III.

                  (d) On each applicable Note Transfer Date for a Tranche of Class C Notes, all interest and earnings (net of losses and investment expenses) accrued since the preceding Note Transfer Date for such Tranche of Class C Notes on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Monthly Period is less than the required balance for the Class C Reserve Account for that Monthly Period) and the excess, if any, will be paid to the Issuer.

                  (e) Notwithstanding the definition of "Permitted Investments" in the Inden ture, Permitted Investments in the Class C Reserve Account shall be required to have a rating from Moody's and Standard & Poor's of at least "P-2" and "A-2," respectively, and, if rated by Fitch, at least "F2" from Fitch.

                              [END OF ARTICLE V]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supple ment to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       BANK ONE ISSUANCE TRUST, as Issuer

                                       By:  FIRST USA BANK, NATIONAL
                                            ASSOCIATION, as Beneficiary and not
                                            in its individual capacity

                                       By:   /s/ Stephen R. Etherington
                                             --------------------------
                                            Name:   Stephen R. Etherington
                                            Title:  First Vice President


                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Indenture Trustee and
                                       Collateral Agent for Asset Pool One and
                                       not in its individual capacity


                                       By:   /s/ Jennifer C. Davis
                                            ---------------------------
                                            Name:   Jennifer C. Davis
                                            Title:   First Vice President

                                                                   Exhibit A-1
                                                                   -----------


                             FORM OF CLASS A NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE BANK ONE ISSUANCE TRUST, FIRST USA BANK, NATIONAL ASSOCIATION OR THE FIRST USA CREDIT CARD MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE BANK ONE ISSUANCE TRUST, FIRST USA BANK, NATIONAL ASSOCIATION OR THE FIRST USA CREDIT CARD MASTER TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANK RUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FIRST USA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

REGISTERED                                              up to $_________*

No. __                                                 CUSIP NO. __________

                            BANK ONE ISSUANCE TRUST

                                [Floating Rate]

                     ONEseries CLASS A(200[o ]-[o ]) NOTE

                  Bank One Issuance Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Scheduled Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of LIBOR plus _____% per annum, as more specifically set forth in the Class A(200[o ]-[o ]) Terms Document, dated as of ________, 2002 (the "Terms Document"), between the Issuer, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


_______________

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                      BANK ONE ISSUANCE TRUST, as Issuer

                                      By:  FIRST USA BANK, NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Beneficiary
                                           under the Trust Agreement


                                      By:  ____________________________________
                                           Name:
                                           Title:



                                      Date:   _______ __, ____



               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION,  not in its individual
                                       capacity but solely as
                                       Indenture Trustee


                                       By:  ___________________________________
                                            Name:
                                            Title:



                                       Date:   _______ __, ____

                               [REVERSE OF NOTE]

                  This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its "ONEseries Class A Notes" (herein called the "Notes"), all issued under an Indenture dated as of May 1, 2002 (such indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee," which term includes and successor Indenture Trustee under the Indenture), as supplemented by an Asset Pool One Supplement dated as of May 1, 2002 (the "Asset Pool One Supplement"), a ONEseries Indenture Supplement dated as of May 1, 2002 (the "Indenture Supplement") and the Terms Document, each between the Issuer and Wells Fargo Bank Minnesota, National Associa tion, as Indenture Trustee and collateral agent (the "Collateral Agent"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

                  The Class B Notes and the Class C Notes will also be issued under the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

                  Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non- payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 662/3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 662/3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

                  On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of class of Notes will equal 100% of the Outstand ing Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

                  Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuer may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issuer one or more Tranches of ONEseries Notes.

                  On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

                  Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against First USA Bank, National Associa tion, First USA Credit Card Master Trust or the Issuer, or join with any institution against First USA Bank, National Association, First USA Credit Card Master Trust or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the ONEseries Indenture Supplement, the Terms Document or any Derivative Agreement.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 662/3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCOR DANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITH OUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the ONEseries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the ONEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the ONEseries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.

Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

___________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________


 ____________________________________*
Signature Guaranteed:



____________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                                           SCHEDULE A

                                    PART I

                               INTEREST PAYMENTS



                                                                                               Confirmation
                                                Total Amount of                               of payment by
     Interest                Date of                Interest              Amount of            or on behalf
    Payment Date             Payment                Payable             Interest Paid          of the Trust
-------------------    -------------------    --------------------   -------------------   --------------------
First................. Second................

[continue numbering
until the
appropriate number
of interest payment
dates for the Notes
is reached]



                                    PART II

                              PRINCIPAL PAYMENTS


                                                                                        Confirmation of
        Date of                                                                         payment by or on
        Payment               Total Amount Payable        Total Amount Paid           behalf of the Trust
------------------------     ----------------------     ----------------------     --------------------------



                                                                                        Confirmation of
                                                                                        payment by or on
    Date of Payment           Total Amount Payable        Total Amount Paid           behalf of the Trust
------------------------     ----------------------     ----------------------     --------------------------



[continue numbering
until the appropriate
number of installment
dates for the Notes is
reached]


                                                                    Exhibit A-2
                                                                    -----------

                             FORM OF CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE BANK ONE ISSUANCE TRUST, FIRST USA BANK, NATIONAL ASSOCIATION OR THE FIRST USA CREDIT CARD MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE BANK ONE ISSUANCE TRUST, FIRST USA BANK, NATIONAL ASSOCIATION OR THE FIRST USA CREDIT CARD MASTER TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANK RUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FIRST USA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

REGISTERED                                                   up to $_________*

No. __                                                    CUSIP NO. __________

                            BANK ONE ISSUANCE TRUST

                                [Floating Rate]

                     ONEseries CLASS B(200[o ]-[o ]) NOTE

                  Bank One Issuance Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Scheduled Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of LIBOR plus _____% per annum, as more specifically set forth in the Class B(200[o ]-[o ]) Terms Document, dated as of ________, 2002 (the "Terms Document"), between the Issuer, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


________________

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                      BANK ONE ISSUANCE TRUST, as Issuer

                                      By:  FIRST USA BANK, NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Beneficiary
                                           under the Trust Agreement


                                      By:  ____________________________________
                                           Name:
                                           Title:



                                      Date:  _______ __, ____


               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, not in its individual
                                   capacity but solely as
                                   Indenture Trustee


                                   By:  ____________________________________
                                          Name:
                                          Title:



                                   Date:   _______ __, ____

                               [REVERSE OF NOTE]

                  This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its "ONEseries Class B Notes" (herein called the "Notes"), all issued under an Indenture dated as of May 1, 2002 (such indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee,"which term includes any successor Indenture Trustee under the Indenture), as supplemented by an Asset Pool One Supplement dated as of May 1, 2002, a ONEseries Indenture Supplement dated as of May 1, 2002 (the "Indenture Supplement") and the Class B Terms Document, each between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and collateral agent (the "Collateral Agent"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

                  The Class A Notes and the Class C Notes will also be issued under the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

                  Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non- payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 662/3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 662/3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

                  On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

                  Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuer may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issuer one or more Tranches of ONEseries Notes.

                  On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

                  Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against First USA Bank, National Associa tion, First USA Credit Card Master Trust or the Issuer, or join with any institution against First USA Bank, National Association, First USA Credit Card Master Trust or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the ONEseries Indenture Supplement, the Terms Agreement or any Derivative Agreement.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 662/3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCOR DANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITH OUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the ONEseries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the ONEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the ONEseries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.

Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

___________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________


 ____________________________________*
Signature Guaranteed:



____________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                                                                        SCHEDULE A
                                                                                        ----------

                                    PART I

                                          INTEREST PAYMENTS



                                                                                               Confirmation
                                                Total Amount of                               of payment by
     Interest                Date of                Interest              Amount of            or on behalf
    Payment Date             Payment                Payable             Interest Paid          of the Trust
-------------------    -------------------    --------------------   -------------------   --------------------
First.................

Second................

[continue numbering
until the
appropriate number
of interest payment
dates for the Notes
is reached]



                                    PART II

                              PRINCIPAL PAYMENTS



                                                                                        Confirmation of
        Date of                                                                         payment by or on
        Payment               Total Amount Payable        Total Amount Paid           behalf of the Trust
------------------------     ----------------------     ----------------------     --------------------------



                                                                                        Confirmation of
                                                                                        payment by or on
    Date of Payment           Total Amount Payable        Total Amount Paid           behalf of the Trust
------------------------     ----------------------     ----------------------     --------------------------



[continue numbering
until the appropriate
number of installment
dates for the Notes is
reached]


                                                                   Exhibit A-3
                                                                   -----------

                             FORM OF CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE BANK ONE ISSUANCE TRUST, FIRST USA BANK, NATIONAL ASSOCIATION OR THE FIRST USA CREDIT CARD MASTER TRUST, OR JOIN ANY INSTITUTION AGAINST THE BANK ONE ISSUANCE TRUST, FIRST USA BANK, NATIONAL ASSOCIATION OR THE FIRST USA CREDIT CARD MASTER TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANK RUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF FIRST USA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

REGISTERED                                                    up to $_________*

No. __                                                     CUSIP NO. _________


                            BANK ONE ISSUANCE TRUST

                                [Floating Rate]

                     ONEseries CLASS C(200[o ]-[o ]) NOTE

                  Bank One Issuance Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Scheduled Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of LIBOR plus _____% per annum, as more specifically set forth in the Class C(200[o ]-[o ]) Terms Docuement, dated as of ________, 2002 (the "Terms Document"), between the Issuer, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


__________________

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                BANK ONE ISSUANCE TRUST,
                                as Issuer

                                     By:   FIRST USA BANK, NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Beneficiary
                                           under the Trust Agreement


                                     By:   ________________________________
                                           Name:
                                           Title:



                                     Date: _____ __, ____


               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                     WELLS FARGO BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, not in its individual
                                     capacity but solely as Indenture Trustee



                                     By:   ________________________________
                                           Name:
                                           Title:



                                     Date: _____ __, ____

                               [REVERSE OF NOTE]

                  This Class C Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its "ONEseries Class C Notes" (herein called the "Notes"), all issued under an Indenture dated as of May 1, 2002 (such indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), as supplemented by an Asset Pool One Supplement, dated as of May 1, 2002, a ONEseries Indenture Supplement dated as of May 1, 2002 (the "Indenture Supplement") and the Terms Document, between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and collateral agent (the "Collateral Agent"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

                  The Class A Notes and the Class B Notes will also be issued under the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

                  Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non- payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 662/3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 662/3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

                  On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

                  Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuer may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issuer one or more Tranches of ONEseries Notes.

                  On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

                  Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against First USA Bank, National Associa tion, First USA Credit Card Master Trust or the Issuer, or join with any institution against First USA Bank, National Association, First USA Credit Card Master Trust or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the ONEseries Indenture Supplement, the Terms Document or any Derivative Agreement.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 662/3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCOR DANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITH OUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the ONEseries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the ONEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the ONEseries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets.

Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

______________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

______________________________________________________________________________
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________


 ____________________________________*
Signature Guaranteed:



____________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                    SCHEDULE A

                                    PART I

                               INTEREST PAYMENTS



                                                                                               Confirmation
                                                Total Amount of                               of payment by
     Interest                Date of                Interest              Amount of            or on behalf
    Payment Date             Payment                Payable             Interest Paid          of the Trust
-------------------    -------------------    --------------------   -------------------   --------------------
First...............
Second..............

[continue numbering
until the
appropriate number
of interest payment
dates for the Notes
is reached]



                                    PART II

                              PRINCIPAL PAYMENTS



                                                                                        Confirmation of
        Date of                                                                         payment by or on
        Payment               Total Amount Payable        Total Amount Paid           behalf of the Trust
------------------------     ----------------------     ----------------------     --------------------------



                                                                                        Confirmation of
                                                                                        payment by or on
    Date of Payment           Total Amount Payable        Total Amount Paid           behalf of the Trust
------------------------     ----------------------     ----------------------     --------------------------



[continue numbering
until the appropriate
number of installment
dates for the Notes is
reached]




                                                                      EXHIBIT C

                            BANK ONE ISSUANCE TRUST
               Form of ONEseries Monthly Noteholders' Statement

                           Monthly Period: [ ] 2002

         The undersigned, a duly authorized representative of First USA Bank, National Association (the "Bank"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of May 1, 2002 (the "Transfer and Servicing Agreement"), among the Bank, as Transferor, Servicer and Administrator, Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, does hereby certify as follows:

A.       Information Regarding the Current Distribution to Noteholders

1. The total amount of the distribution to Noteholders on the Payment Date per $1,000 Initial Outstanding Dollar Principal Amount


Tranche             Amount
---------------     -----------------
A1                  $
A2                  $
A3                  $
A4                  $
A5                  $

B1                  $
B2                  $
B3                  $

C1                  $
C2                  $
C3                  $

2. The amount of the distribution set forth in item 1 in respect of interest on the Notes per $1,000 Initial Outstanding Dollar Principal Amount



Tranche             Amount
---------------     -----------------
A1                  $
A2                  $
A3                  $
A4                  $
A5                  $

B1                  $
B2                  $
B3                  $

C1                  $
C2                  $
C3                  $


3. The amount of the distribution set forth in item 1 in respect of principal on the Notes per $1,000 Initial Outstand ing Dollar Principal Amount


Tranche             Amount
---------------     -----------------
A1                  $
A2                  $
A3                  $
A4                  $
A5                  $

B1                  $
B2                  $
B3                  $

C1                  $
C2                  $
C3                  $

B.   Information regarding the Tranches of Notes of the ONEseries

1. Outstanding Dollar Principal Amount and Nominal Liquidation Amount of Tranches of Notes of the ONEseries for the related Monthly Period



                     Initial Outstanding                         Adjusted Outstanding
                     Dollar Principal      Outstanding Dollar    Dollar Principal       Nominal Liquidation
Tranche              Amount                Principal Amount      Amount                 Amount
-------------------  -------------------- --------------------   --------------------  ----------------------
A1                   $                    $                      $                     $
A2                   $                    $                      $                     $
A3                   $                    $                      $                     $
A4                   $                    $                      $                     $
A5                   $                    $                      $                     $
Total Class A        $                    $                      $                     $

B1                   $                    $                      $                     $
B2                   $                    $                      $                     $
B3                   $                    $                      $                     $
Total Class B        $                    $                      $                     $

C1                   $                    $                      $                     $
C2                   $                    $                      $                     $
C3                   $                    $                      $                     $
Total Class C        $                    $                      $                     $

Total                $                    $                      $                     $



2.   Nominal Liquidation Amount of Notes of the ONEseries


                                                            Reimbursements
                                            Increases       of prior        Reductions
                                            from amounts    Nominal         due to
                                            withdrawn       Liquidation     reallocations Reductions
                                Increases   from the        Amount          of            due to
                                from        Principal       Deficits        Available     amounts
                                accretion   Funding         from            Principal     deposited
                  Beginning     Principal   Sub-Accounts    Available       Collections   to the         Ending
                  Nominal       for         in respect of   Finance         and           Principal      Nominal
                  Liquidation   Discount    Prefunding      Charge          Investor      Funding        Liquidation
 Tranche          Amount        Notes       Excess Amounts  Collections     Charge-Offs   Sub-Accounts   Amount
----------------- ------------  ----------- --------------  --------------  ------------  ------------- ------------
A1                $             $           $               $                $            $             $
A2                $             $           $               $                $            $             $
A3                $             $           $               $                $            $             $
A4                $             $           $               $                $            $             $
A5                $             $           $               $                $            $             $
Total Class A     $             $           $               $                $            $             $

B1                $             $           $               $                $            $             $
B2                $             $           $               $                $            $             $
B3                $             $           $               $                $            $             $
Total Class B     $             $           $               $                $            $             $

C1                $             $           $               $                $            $             $
C2                $             $           $               $                $            $             $
C3                $             $           $               $                $            $             $
Total Class C     $             $           $               $                $            $             $

Total             $             $           $               $                $            $             $




3.   ONEseries Interest Funding Account Sub-Account



                                 Targeted
                                 deposit
                                 to the                                  Amount
                                 Interest    Previous                    withdrawn
                                 Funding     shortfalls                  from the
                                 Sub-Account of targeted                 Interest
                   Beginning     with        deposits to   Actual        Funding                      Ending
                   Interest      respect     the           deposit to    Sub-Account                  Interest
                   Funding       to the      Interest      the Interest  for payment                  Funding
                   Sub-Account   current     Funding       Funding       to             Other         Sub-Account
 Tranche           Balance       period      Sub-Account   Sub-Account   Noteholders    Withdrawals   Balance
------------------ ------------- ----------- ------------  ------------  ------------   ------------  -----------
A1                 $             $           $             $              $             $             $
A2                 $             $           $             $              $             $             $
A3                 $             $           $             $              $             $             $
A4                 $             $           $             $              $             $             $
A5                 $             $           $             $              $             $             $
Total Class A      $             $           $             $              $             $             $

B1                 $             $           $             $              $             $             $
B2                 $             $           $             $              $             $             $
B3                 $             $           $             $              $             $             $
Total Class B      $             $           $             $              $             $             $

C1                 $             $           $             $              $             $             $
C2                 $             $           $             $              $             $             $
C3                 $             $           $             $              $             $             $
Total Class C      $             $           $             $              $             $             $

Total              $             $           $             $              $             $             $



4.   ONEseries Principal Funding Account Sub-Accounts


                                 Targeted
                                 deposit
                                 to the                                   Amount
                                 Principal   Previous                     withdrawn
                                 Funding     shortfalls                   from the
                                 Sub-Account of targeted                  Principal
                   Beginning     with        deposits to   Actual         Funding                      Ending
                   Interest      respect     the           deposit to     Sub-Account                  Principal
                   Funding       to the      Principal     the Principal  for payment                  Funding
                   Sub-Account   current     Funding       Funding        to             Other         Sub-Account
 Tranche           Balance       period      Sub-Account   Sub-Account    Noteholders    Withdrawals   Balance
------------------ -----------   ----------- ------------  ------------   ------------   -----------   -----------
A1                 $              $           $             $               $              $              $
A2                 $              $           $             $               $              $              $
A3                 $              $           $             $               $              $              $
A4                 $              $           $             $               $              $              $
A5                 $              $           $             $               $              $              $
Total Class A      $              $           $             $               $              $              $

B1                 $              $           $             $               $              $              $
B2                 $              $           $             $               $              $              $
B3                 $              $           $             $               $              $              $
Total Class B      $              $           $             $               $              $              $

C1                 $              $           $             $               $              $              $
C2                 $              $           $             $               $              $              $
C3                 $              $           $             $               $              $              $
Total Class C      $              $           $             $               $              $              $

Total              $              $           $             $               $              $              $



5. ONEseries Class C Reserve Sub-Accounts


                                                                          Amount         Withdrawals
                                                           Actual         withdrawn      of Excess
                                 Class C                   deposit to     in respect     Amounts
                                 Reserve     Targeted      the Class C    of payment     pursuant to
                   Beginning     Sub-Account deposit to    Reserve        of interest    subsection      Ending
                   Class C       earnings    the           Sub-Account,   and/or         3.25(c) of      Class C
                   Reserve       for the     Class C       including      principal      the             Reserve
                   Sub-Account   current     Reserve       Excess         to             Indenture       Sub-Account
 Tranche           Balance       period      Sub-Account   Amounts        Noteholders    Supplement      Balance
------------------ -----------   ----------- ------------  ------------   ------------   --------------  -----------
C1                 $              $           $             $               $              $              $
C2                 $              $           $             $               $              $              $
C3                 $              $           $             $               $              $              $
Total              $              $           $             $               $              $              $



6. Class A Required Subordinated Amount of Class B and Class C Notes and Class A Usage of Class B and Class C Required Subordinated Amounts




                   Required      Required
                   Subordinated  Subordinated
                   Amount of     Amount of
                   Class B       Class C
                   Notes as of   Notes          Class A       Class A
                   the close     as of the      Usage         Usage of
                   of            close          of Class B    Class C         Cumulative         Cumulative
                   business on   of business    Required      Required        Class A            Class A Usage
                   the related   on             Subordinated  Subordinated    Usage of Class B   of Class C
                   Note          the related    Amount for    Amount for      Required           Required
                   Transfer      Note           current       current         Subordinated       Subordinated
Tranche            Date          Transfer Date  period        period          Amount             Amount
------------------ ------------  -------------  ------------  ------------    ----------------   ---------------
A1                 $             $              $             $                $                   $
A2                 $             $              $             $                $                   $
A3                 $             $              $             $                $                   $
A4                 $             $              $             $                $                   $
A5                 $             $              $             $                $                   $
Total              $             $              $             $                $                   $



7. Class B Required Subordinated Amount of Class C Notes and Class B Usage of Class C Required Subordinated Amounts


                 Required Subordi-      Class B Usage of      Cumulative Class B
                 nated Amount of        Class C Required      Ussage of Class C
                 Class C Notes as of    Cubordinated          Required Subordi-
                 the close of business  Amount for the        nated Amount
                 on the related Note    Current Period
Tranche          Transfer Date
--------------   ---------------------  --------------------  ------------------

B1               $                      $                     $
B2               $                      $                     $
B3               $                      $                     $
Total            $                      $                     $


C. Information regarding the performance of the ONEseries


                          [November]        [October]           [September]
                          Monthly Period    Monthly Period      Monthly Period
                          ----------------  ---------------     --------------
Portfolio Yield                          %                %                %
Less:  Base Rate                         %                %                %
Excess Spread                            %                %                %

Three Month Average
Excess Spread                            %                %                %
Principal Payment Rate                   %                %                %




                                        FIRST USA BANK, NATIONAL ASSOCIATION,
                                        as Servicer

                                        By:______________________________
                                              Name:
                                              Title: